UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exhange Act of 1934

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Xethanol Corporation
(Name of Registrant as Specified In Its Charter)

______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1185 Avenue of the Americas, 20th Floor
New York, NY 10036

December 27, 2007

Dear Stockholder:

I would like to extend a personal invitation for you to join us at our annual meeting of stockholders on Tuesday, January 22, 2008, at 1:00 p.m., Eastern Standard Time, at our headquarters located at 1185 Avenue of the Americas, 20th Floor, New York, New York.

At this year’s meeting, we are asking our stockholders elect six directors, to approve an amendment to our 2005 Incentive Compensation Plan to increase the number of shares of common stock available for issuance under the plan from 4,000,000 to 6,500,000 and to ratify the appointment of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for 2007.

I urge you to vote in favor of each of these proposals, as our board of directors has recommended.

Attached you will find a notice of meeting and proxy statement that contains information about these items as well as specific details of the meeting.

Your vote is important. Whether or not you expect to attend the meeting, I encourage you to vote. Please sign and return your proxy card before the meeting. This will assure that your shares will be represented and voted at the meeting, even if you cannot attend.

Sincerely,

/s/ David R. Ames

David R. Ames
Chief Executive Officer and President

XETHANOL CORPORATION
1185 Avenue of the Americas, 20th Floor
New York, NY 10036

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are invited to attend the 2007 annual meeting of the stockholders of Xethanol Corporation:

When	1:00 p.m., Eastern Standard Time, on Tuesday, January 22, 2008.

Where	Our headquarters located at 1185 Avenue of the Americas, 20th Floor, New York, New York.

Items of Business	• To elect six directors to serve until the 2008 annual meeting of stockholders or until their successors have been duly elected and qualified (Proposal No. 1);

• To approve an amendment to our 2005 Incentive Compensation Plan to increase the number of shares of common stock available for issuance under the plan from 4,000,000 to 6,500,000 (Proposal No. 2);

• To ratify the appointment of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007 (Proposal No. 3); and

• To conduct any other business that properly comes before the meeting or any adjournment or postponement of the meeting.

Record Date	You are entitled to vote if you are a stockholder of record at the close of business on December 11, 2007.

Voting by Proxy
Our board of directors is soliciting your proxy to assure that a quorum is present and that your shares are represented and voted at the meeting. Please see the attached proxy statement and enclosed proxy card (no extra postage is needed for the enclosed envelope if mailed in the U.S.). If you later decide to vote at the meeting, information on revoking your proxy before the meeting is also provided. You may receive more than one set of proxy materials and proxy cards. Please promptly complete, sign and return each proxy card you receive to ensure that all of your shares are represented and voted.

Attendance at Meeting	If you plan to attend the annual meeting, please be sure to mark the box provided on the proxy card.

Recommendations	Our board of directors recommends that you vote “FOR” each nominee for director and “FOR” each of Proposal No. 2 and Proposal No. 3.

Your vote is important. Whether or not you expect to attend the meeting, please submit your proxy promptly to assure that a quorum is present.

Thank you for your attention to this important matter.

By Order of the Board of Directors,

/s/ Gary Flicker

Gary Flicker
Chief Financial Officer

New York, New York
December 27, 2007

1185 Avenue of the Americas, 20th Floor
New York, NY 10036

PROXY STATEMENT FOR THE
2007 ANNUAL MEETING OF STOCKHOLDERS

The enclosed proxy is solicited by the board of directors of Xethanol Corporation for use at the 2007 annual meeting of our stockholders and any adjournment or postponement of it. Your vote is very important. For this reason, our board of directors is requesting that you allow your shares to be represented at the annual meeting by the proxies named on the enclosed proxy card. We are first mailing this proxy statement to all stockholders entitled to vote at the annual meeting on or about December 27, 2007.

In this proxy statement, terms such as “we,” “us” and “our” refer to Xethanol Corporation.

INFORMATION ABOUT THE ANNUAL MEETING

When is the annual meeting?

The annual meeting will be held at 1:00 p.m., Eastern Standard Time, on Tuesday, January 22, 2008.

Where will the annual meeting be held?

The annual meeting will be held at our headquarters located at 1185 Avenue of the Americas, 20th Floor, New York, New York 10036.

What items will be voted on at the annual meeting?

There are three matters scheduled for a vote:

•	to elect six directors to serve until the 2008 annual meeting of stockholders or until their successors have been duly elected and qualified;
•
to approve an amendment to our 2005 Incentive Compensation Plan, as amended on August 10, 2006 (the “Plan”) to increase the number of shares of common stock available for issuance under the Plan from 4,000,000 to 6,500,000; and

•	to ratify the appointment of Imowitz Koenig & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the annual meeting.

What are the recommendations of our board of directors?

Our board of directors recommends that you vote:

•	“FOR” the election of each of the six nominees to serve on the board of directors;
•	“FOR” the approval of an amendment to the Plan to increase the number of shares of common stock available for issuance under the Plan from 4,000,000 to 6,500,000; and

•	“FOR” the ratification of the appointment of Imowitz Koenig as our independent registered public accounting firm for the fiscal year ending December 31, 2007.

Why are we proposing to amend the Plan to increase the number of shares of common stock available for issuance under the Plan from 4,000,000 to 6,500,000?

As explained below in Proposal No. 2, the total number of awards currently outstanding under the Plan is 1,562,070 shares greater than the 4,000,000 share limit in the Plan. This excess resulted from grants of options that were expressly subject to stockholder approval of an amendment to the Plan to cover those options. If stockholders approve Proposal No. 2, we will have enough options to cover the excess shares, plus an additional 937,930 shares for future awards. As described in greater detail below, if our stockholders do not approve Proposal No. 2, then:

•	the excess options will be void, and our compensation committee will have to consider alternative incentives for the holders of these options; and
•	we will have few if any shares available for awards under the Plan in the future.

Will our directors attend the annual meeting?

We encourage, but do not require, our directors to attend annual meetings of stockholders.

INFORMATION ABOUT THE VOTING

Who is entitled to vote at the annual meeting?

Only stockholders of record at the close of business on December 11, 2007 are entitled to receive notice of the annual meeting and to vote the shares that they held on that date at the annual meeting, or any postponement or adjournment of the annual meeting. As of the close of business on the record date, there were 28,609,103 shares of common stock outstanding.

Stockholders of Record: Shares Registered in Your Name. If the common stock you held on the record date was registered directly in your name with our transfer agent (American Stock Transfer & Trust Company), then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If the common stock you held on the record date was held in an account at a brokerage firm, bank, dealer or other similar organization, then you are a beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. Because you are not the stockholder of record, however, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I vote?

On Proposal No. 1 (election of directors), you may either vote “FOR” all the nominees to the board of directors or you may withhold your vote for all nominees or for any nominee you specify. You may vote “FOR” or “AGAINST” or abstain from voting on Proposal No. 2 (approval of an amendment to the Plan) and Proposal No. 3 (ratification of the appointment of Imowitz Koenig). The procedures for voting are explained below:

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the annual meeting. We will give you a ballot when you arrive.
•
To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy card from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted, you have one vote for each share of common stock you own as of the record date. Stockholders do not have cumulative voting rights or dissenters’ rights.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of all six nominees for director, “FOR” the approval of the amendment to the Plan and “FOR” the ratification of the appointment of Imowitz Koenig. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares as recommended by our board of directors or, if no recommendation is given, will vote your shares using his best judgment.

Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy bearing a later date;
•	You may send a written notice that you are revoking your proxy to Xethanol Corporation at 1185 Avenue of the Americas, New York, New York 10036, Attention: Gary Flicker, Chief Financial Officer; or
•
You may attend the annual meeting and notify the election officials at the meeting that you wish to revoke your proxy and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker, bank or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and withheld votes, and, with respect to proposals other than the election of directors, “AGAINST” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal (other than for the election of directors) and will have the same effect as “AGAINST” votes.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. Please note that brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, but may vote their clients’ shares on other proposals. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, then those shares will be treated as “broker non-votes.” With respect to Proposal No. 2 (approval of the amendment to our 2005 Incentive Compensation Plan), your failure to give voting instructions to your broker will result in a broker non-vote because your broker is not entitled to vote your shares on this matter unless it receives instructions from you. Any broker non-vote will have the same effect as a vote “AGAINST” the proposal. With respect to each of the other proposals, your broker is entitled to vote your shares on these matters if no instructions are received from you. Shares represented by broker non-votes will be counted in determining whether there is a quorum.

How many votes are needed to approve each proposal?

•
For the election of directors, the six nominees receiving the most “FOR” votes from the shares of common stock present either in person or by proxy and entitled to vote at the annual meeting will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

•
To be approved, Proposal No. 2 (the approval of the amendment to the Plan) must receive “FOR” votes from the majority of the shares of common stock present either in person or by proxy and entitled to vote at the annual meeting.

•
Proposal No. 3 (the ratification of the appointment of Imowitz Koenig as our independent registered public accounting firm for the fiscal year ending December 31, 2007) must receive “FOR” votes from the majority of the shares of common stock present either in person or by proxy and entitled to vote at the annual meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock entitled to vote are represented by stockholders present at the meeting or by proxy. On the record date, there were 28,609,103 shares outstanding and entitled to vote. Therefore, at least 14,304,551 shares of common stock entitled to vote at the annual meeting must be present either in person or by proxy for a quorum to be present.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the annual meeting in person. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the annual meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final results will be published in our Annual Report on Form 10-K for the year ending December 31, 2007.

ADDITIONAL INFORMATION

How and when may I submit a stockholder proposal for the 2008 annual meeting of stockholders?

We will consider stockholder proposals for inclusion in our proxy materials for the 2008 annual meeting of stockholders if they are received at our executive offices within a reasonable time before we begin to print and send our proxy materials and comply with all applicable requirements of Rule l4a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend to provide the deadline for stockholder proposals for inclusion in our proxy materials for the 2008 annual meeting of stockholders in one of our quarterly reports on Form 10-Q or current reports on Form 8-K.

Our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations for individuals for election to our board of directors. For stockholder proposals and stockholder nominations for director to be properly brought before an annual meeting by a stockholder under our bylaws, the stockholder must have given timely notice in writing to our corporate secretary.

With respect to stockholder proposals, to be timely in connection with an annual meeting, a stockholder’s notice and other required information must be received at our principal executive offices not less than 90 days nor more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year’s annual meeting was held. To be timely in connection with a special meeting, a stockholder’s notice and other required information must be received at our principal executive offices not less than 40 days nor more than 60 days prior to the date of the special meeting; provided that in the event that less than 50 days’ notice or prior public disclosure of the date of the special meeting is given or made to stockholders, such notice and other items must be received not later than the close of business on the 10th day following the day on which such notice of the date of the special meeting was mailed or public disclosure was made. The stockholder’s notice referred to above must set forth as to each matter proposed:

•
a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and, if such business includes a proposal to amend our charter or bylaws, the language of the proposed amendment;

•	the name and address, as they appear on our books, of the stockholder proposing such business;
•
a representation of the stockholder as to the class and number of shares of our capital stock that are beneficially owned by the stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such business;

•
a list of the names and addresses of other beneficial owners of shares of our capital stock, if any, with whom such stockholder is acting in concert, and the number of shares of each class of our capital stock beneficially owned by each such beneficial owner;

•	any material interest of such stockholder in such proposal or business; and
•
if the proposal relates to a proposed change to our charter or bylaws, an opinion of counsel, the form and substance of which shall be reasonably satisfactory to our board of directors, to the effect that such change will not conflict with Delaware law.

With respect to stockholder nominations for a director, to be timely in connection with an annual meeting, a stockholder’s notice and other required information must be received at our principal executive offices not less than 90 days nor more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year’s annual meeting was held. To be timely in connection with a special meeting at which directors are to be elected, a stockholder’s notice and other required information must be received at our principal executive offices not later than the close of business on the tenth day following the day on which such notice of the date of the special meeting was mailed or public disclosure was made, whichever occurs first. At such time, the stockholder must also submit written evidence, reasonably satisfactory to our corporate secretary, that the stockholder is a stockholder of Xethanol. The stockholder’s notice referred to above must set forth:

•	the name and address of the stockholder;
•	the number of shares of each class of our capital stock of which the stockholder is the beneficial owner;
•	the name and address of each of the persons with whom the stockholder is acting in concert;
•
the number of shares of capital stock of which each such person with whom the stockholder is acting in concert is the beneficial owner pursuant to which the nomination or nominations are to be made; and

•
a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

The stockholder’s notice referred to above must also set forth, as to each person whom the stockholder proposes to nominate for election as a director:

•	the name, age, business address and residence address of such proposed nominee;
•	the principal occupation or employment of such proposed nominee;
•	the class and number of shares of our common stock beneficially owned by such proposed nominee;
•	such other information with respect to each such proposed nominee that would be required to be provided in a proxy statement prepared in accordance with Regulation 14A under the Exchange Act; and
•	a notarized affidavit executed by each such proposed nominee to the effect that, if elected as a director, he will serve and that he is eligible for election as a member of our board of directors.

The chairman at each meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, if a stockholder submits a proposal outside of Rule 14a-8 for our 2007 annual meeting, and the proposal fails to comply with the advance notice procedures described by our bylaws, then our proxy may confer discretionary authority on the persons being appointed as proxies on behalf of our board of directors to vote on the proposal.

All notice of proposals and nominations by stockholders, whether or not to be included in our proxy materials, should be sent to us at Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036; Attention: Gary Flicker, Chief Financial Officer.

How can I obtain copies of the exhibits to our Annual Report on Form 10-KSB, as amended?

Included with these proxy materials is a copy of our 2006 Annual Report on Form 10-KSB, as amended, without exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that annual report for a charge of ten cents per page. Please direct your request to Gary Flicker, Chief Financial Officer, Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. We will not pay directors and employees any additional compensation for soliciting proxies. We may also engage the services of others to solicit proxies in person, by telephone or by other means of communication. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

How many copies should I receive if I share an address with another stockholder?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request to Xethanol Corporation, c/o Gary Flicker, Chief Financial Officer, 1185 Avenue of the Americas, New York, New York 10036, or by calling (646) 723-4000. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

Who should I contact if I have any questions?

If you have any questions about the annual meeting, these proxy materials or your ownership of our common stock, please contact us by mail at Xethanol Corporation, c/o Gary Flicker, Chief Financial Officer, 1185 Avenue of the Americas, New York, New York 10036, by calling (646) 723-4000 or by facsimile at (646) 723-4001.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The number of directors constituting our board of directors is fixed from time to time by resolution of the board of directors. The number of directors comprising our full board of directors is currently fixed at eight but will be fixed at six effective at the annual meeting. Eight directors currently serve on our board of directors. The terms of all eight of our incumbent directors expire at the annual meeting. Six of our incumbent directors are standing for reelection at the annual meeting. Two of our current directors, Lawrence S. Bellone and Christopher d’Arnaud-Taylor, are not standing for reelection. Each of the six incumbent directors standing for reelection (a) was unanimously recommended for election to the board of directors by the members of our governance committee, who are “independent” within the meaning of Section 121A of the Company Guide of the American Stock Exchange and (b) is recommended for reelection by our board of directors. If elected at the annual meeting, these nominees will serve as our directors until the 2008 annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. If there exists any vacancy on our board of directors, the vacancy may be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, or by the requisite vote of the stockholders at an annual meeting of the stockholders or at a special meeting of the stockholders called for that purpose, and the directors so elected shall serve until the next annual meeting of stockholders and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of each of the director nominees listed below. If any nominee should be unavailable for election as a result of an unexpected occurrence, those shares will be voted for the election of a substitute nominee as the independent directors may propose. We are not aware of any circumstances likely to cause any nominee to become unavailable for election. Each of the nominees named below has agreed to serve if elected. Proxies cannot be voted for more than six nominees.
Director Nominees

Information about each director nominee, including age, tenure as a director and committee memberships is provided in the table below. Additional information about each director nominee’s principal occupation and business experience during at least the past five years follows.

Name of Director/Nominee	Age	Director Since	Board Committees

David R. Ames	58	October 2006	—

William P. Behrens	69	October 2006	Compensation Committee Governance Committee Executive Committee

Gil Boosidan	35	January 2007	Audit Committee, Chairman

Richard D. Ditoro	70	September 2006	Compensation Committee, Chairman Governance Committee Science and Technology Committee

Robert L. Franklin	70	January 2007	Science and Technology Committee, Chairman Audit Committee Executive Committee

Edwin L. Klett	72	December 2006	Governance Committee, Chairman Audit Committee Compensation Committee Executive Committee

David R. Ames became our Chief Executive Officer and President on November 9, 2006 and has served as a member of our board of directors since October 1, 2006. Mr. Ames has been an active venture capital investor in alternative energy companies, technologies, processes and services. He is currently a member of the National Ethanol Vehicle Coalition (NEVC), an association dedicated to bringing together political, business, industry and scientific leaders to focus on the alternative energy marketplace. In 2004, Mr. Ames co-founded Alterna Energy to make investments in alternative energy companies. From 1994 through 1999, Mr. Ames served as Chairman, President and Chief Executive Officer of Convergence.com, a provider of high-speed cable modem broadband internet access and other data services over cable systems that was founded by Mr. Ames in 1994 and acquired by C-COR Incorporated in 1999.

William P. Behrens became our non-executive Chairman of the Board on November 9, 2006 and has served as a member of our board of directors since October 1, 2006. Mr. Behrens serves as the Vice Chairman at Northeast Securities, Inc., where he has built a significant presence in private-client advisory services and institutional brokerage. He joined Northeast Securities with over 30 years of experience from Ernst & Company, most recently as Chairman and CEO of Investec Ernst & Company (a wholly owned subsidiary of Investec Group, Ltd.). Mr. Behrens currently serves as an Official for the American Stock Exchange and also served as a member of the Self-Regulatory Organizations Task Force on Options Reform and on committees for the FISC, American Stock Exchange, NSCC and NASD. He is also a director of Volumetric Fund, Inc.

Gil Boosidan became a member of our board of directors on January 29, 2007. Until February 2007, Mr. Boosidan served as Senior Vice President of IDT Corporation, a New York Stock Exchange listed company, as well as Treasurer of IDT Investments, Inc., a subsidiary of IDT that managed a substantial portion of IDT’s cash and investments. In that role, Mr. Boosidan managed its multi-million fixed income portfolio, and he coordinated IDT’s commercial banking relationships, borrowing, trading and risk management.

Richard D. Ditoro became a member of our board of directors on September 7, 2006. Mr. Ditoro previously served as a member of our board of directors from July 28, 2005 through August 10, 2006, the date of our 2006 annual meeting of stockholders, at which Mr. Ditoro did not stand for reelection. Mr. Ditoro is currently a principal in the consulting firm Merestone Development. In this capacity, Mr. Ditoro provides due diligence, financial modeling, market research, acquisition candidate profiling and strategic partnering advice and assistance to clients in the life sciences and specialty chemical sectors. Before forming Merestone Development in 1998, Mr. Ditoro held numerous senior management positions, including Vice President of Corporate Development, with Lonza Group, an international chemical conglomerate based in Basle, Switzerland.

Robert L. Franklin became a member of our board of directors on January 29, 2007. Mr. Franklin is a career investment banker who is currently the chairman of the Angel Investor Network in Hilton Head, South Carolina and in Savannah, Georgia. Since 1991, Mr. Franklin has been president of Prospect Ventures, Inc., advising private investors, entrepreneurs and private and public emerging growth companies regarding their capital requirements, business strategy, and the development of their boards of directors. He has served on numerous corporate and not-for-profit boards of directors. In July 2003, Mr. Franklin was appointed by Massachusetts Governor Romney as a member of the Massachusetts Public Education Nominating Council, on which he served until February 2005. In 2003 he was vice chairman, and in 2004 he was chairman of the Council. In November 2004, he joined the Advisory Board of the Institute for Effective Governance, a Washington, DC service organization for responsible trustees. From 1998 to 2001, he was a member of the Advisory Board of Directors of the Association of the United States Army.

Edwin L. Klett became a member of our board of directors on December 7, 2006. Mr. Klett is currently senior counsel with the law firm of Buchanan Ingersoll & Rooney, in Pittsburgh, Pennsylvania, where he focuses his practice on corporate litigation. He was a partner in the law firm of Klett Rooney Lieber & Schorling from its formation in April 1989 until its merger with Buchanan Ingersoll in July 2006. He has over 40 years of experience in practicing law. A trial attorney with a background in corporate law, banking, securities and business matters, Mr. Klett was selected by the Pennsylvania Supreme Court to a four-year term on the Judicial Conduct Board of Pennsylvania in 2006. Mr. Klett is a fellow of the International Academy of Trial Lawyers, the American College of Trial Lawyers, the American Board of Trial Advocates, the American Bar Foundation and the American Law Institute. He is a member of the American Bar Association and previously served as a member of the ABA House of Delegates. Mr. Klett is also a member of the House of Delegates of the Pennsylvania Bar Association and previously served as chairman of the Securities and Class Action Committee of the Civil Litigation Section of the state association. Mr. Klett is also a director of Northeast Securities, Inc.

There are no family relationships among our directors or executive officers. No director has been a general partner or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it. No director has been convicted of a criminal offense or is the subject of a pending criminal proceeding. No director has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities. No director has been found by a court to have violated a federal or state securities or commodities law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE ABOVE NOMINEES FOR ELECTION AS A DIRECTOR.

MANAGEMENT

Executive Officers

Officers of our company are elected annually by the board of directors and serve at the discretion of the board. There are no family relationships among our directors and executive officers.

Name	Age	Position

David R. Ames	58	Chief Executive Officer, President and Director

Gary Flicker	49	Chief Financial Officer, Executive Vice President and Secretary

Thomas J. Endres	50	Chief Operating Officer and Executive Vice President, Operations

Please see “Proposal No. 1: Election of Directors” above for biographical information relating to Mr. Ames. The principal occupations for the past five years (and, in some instances, for prior years) of Mr. Flicker and Mr. Endres are as follows:

Gary Flicker became our Chief Financial Officer, Executive Vice President and Secretary on January 29, 2007. From May 2002 through January 2007, Mr. Flicker was President and Chief Executive Officer of Flick Financial, a professional CPA/financial services firm founded by Mr. Flicker to assist businesses with their financial and related accounting needs. From March 2004 to November 2006, Flick Financial had been engaged by HealthSouth Corp. to assist in restating its financial statements. From 1997 through 2002, Mr. Flicker was the Executive Vice President and Chief Financial Officer of DVL, Inc., which owns and services commercial mortgage loans and manages real estate properties and partnerships. Mr. Flicker has been an independent member of the board of directors of DVL since 2004 and chairs its audit committee. He is a licensed CPA in New York and Georgia and is a Member of the American Institute of Certified Public Accountants.

Thomas J. Endres became our Senior Vice President, Operations on September 7, 2006, our Executive Vice President, Operations on March 15, 2007 and our Chief Operating Officer on June 19, 2007. Before joining us, Mr. Endres served in the United States Army for 26 years, retiring with the rank of Lieutenant Colonel. From August 1997 until August 2006, he served as Director of Operations/Director of Cadet Activities at the United States Military Academy at West Point, from which he graduated in 1980. In this position, he was responsible for managing $2 billion in facilities, a $50 million budget and 356 employees. From November 1999 through April 2002, Mr. Endres also served as a member of the board of directors of the West Point Federal Credit Union, which managed over $55 million in funds.

Advisory Board

We have established an advisory board currently comprised of two members with experience in the ethanol production business or general corporate matters. Our advisory board consults with our board of directors and management to discuss matters relating to our business activities. Our policy is to reimburse members of our advisory board for out-of-pocket expenses incurred in serving on our advisory board.

Members of our advisory board may serve as consultants to us under consulting agreements for which they will receive compensation. In December 2005, we entered into an arrangement with Mr. Mark Austin, a member of our advisory board, under which he agreed to serve as our chief technology strategist on a month-to-month basis in consideration of a monthly consulting fee of $8,000. For the year ended December 31, 2006, we paid Mr. Austin $96,000 under this agreement. During March 2006, we also granted to Mr. Austin warrants to acquire 25,000 shares of common stock at an exercise price of $4.50 per share. In March 2006, we entered into an arrangement with Dr. Foster Aryi Agblevor, a member of our advisory board, under which he agreed to provide research and consulting services for a two-year term. For the year ended December 31, 2006, we paid Dr. Agblevor $6,390 under this agreement. During March 2006, we also granted to Dr. Agblevor warrants to acquire 20,000 shares of common stock at an exercise price of $5.50 per share. To our knowledge, neither of our advisory board members has any conflict of interest between their obligations to us and their obligations to others. Companies with which advisory board members are involved may in the future have commercial relationships with us.

The members of our advisory board and their primary professional affiliations are as follows:

Foster Aryi Agblevor, Ph.D. is known internationally as an expert in thermochemical biomass conversion and rapid characterization of biomass feedstocks. His expertise in the area was recognized with the winning of the Best Paper Awards at the Gordon Conference on Analytical Pyrolysis in 1991 and 1993. He was also awarded the U.S. Department of Energy’s Special Achievement Award for his contribution towards the development of biomass standards. Since 1996, Dr. Agblevor has been an Associate Professor in the Biological Systems Engineering Department at Virginia Tech. From 1990 to 1996, most recently as a Senior Chemical Engineer, Dr. Agblevor was on the staff of the Center for Renewable Chemicals and Materials at the National Renewable Energy Laboratory. Dr. Agblevor is the current Vice Chairman of the E48 Committee on Biotechnology of the American Society of Testing and Materials (ASTM). He has developed eight ASTM standards on biomass analysis. Dr. Agblevor has authored more than 100 publications in peer-reviewed journals and conference proceedings and holds two U.S. patents and three other patents pending concerning biomass for ethanol production. He has been guest lecturer at the Department of Chemical and Petroleum Engineering, Colorado School of Mines, and was an invited speaker at the Department of Chemical and Petroleum Engineering, University of Kansas, and at several International Energy Agency (IEA) meetings throughout the country. Dr. Agblevor has organized and chaired several sessions of the Cellulose Paper and Textile Division of the American Chemical Society and is active in the American Institute of Chemical Engineers. Dr. Agblevor received M.A.Sc. and Ph.D. degrees in Chemical Engineering and Applied Chemistry from the University of Toronto, Canada.

Mark Austin is the Managing Director of Chandler Reed LLC, a strategic growth and venture development consulting firm, where he advises clients in the areas of business strategy and planning, technology development, marketing, finance and strategic alliances. He has lectured on strategic planning in China, business development in Africa, and technology in Latin America. Mr. Austin holds patents issued in the United States, Latin America, Europe and Asia, and has won product design awards in the United States and Asia. He is an advisor to the New York Energy & Environmental Funders’ Forum, a program of the Center for Economic and Environmental Partnership, Inc. In December 2005, Mr. Austin entered into a consulting arrangement with us to assist us in the development of our technology portfolio and overall technology strategy.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our common stock beneficially owned as of December 11, 2007, the record date:

•	each person who is known by us to beneficially own 5% or more of our common stock;
•	each of our directors and executive officers; and
•	all of our directors and executive officers, as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our common stock that may be acquired on exercise of stock options or warrants that are currently exercisable or that become exercisable within 60 days after the date indicated in the table are deemed beneficially owned by the option holders. Subject to any applicable community property laws, the persons or entities named in the table above have sole voting and investment power with respect to all shares indicated as beneficially owned by them.

Except as otherwise provided below, the address of each of the persons listed below is c/o Xethanol Corporation, 1185 Avenue of the Americas, 20th Floor, New York, New York 10036.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned (2)

David R. Ames	1,625,010 (3)	5.4%
Gary Flicker	212,500 (4)	*
Lawrence S. Bellone	791,855 (5)	2.7%
Thomas J. Endres	133,300 (6)	*
William P. Behrens	328,591 (7)	1.1%
Gil Boosidan	228,891 (8)	*
Christopher d’Arnaud-Taylor	1,420,139 (9)	4.9%
Richard D. Ditoro	288,828 (10)	1.0%
Robert L. Franklin	200,000 (11)	*
Edwin L. Klett	240,000 (12)	*
Directors and executive officers as a group	5,469,414 (13)	16.8%

*	Less than 1% of outstanding shares.

(1)
Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire those shares within 60 days after December 11, 2007 by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2)	Based upon 28,609,103 shares of common stock outstanding on December 11, 2007.

(3)	Includes 1,525,000 shares of common stock issuable to Mr. Ames on the exercise of stock options.

(4)	These shares of common stock are issuable to Mr. Flicker on the exercise of stock options.

(5)	Includes 300,000 shares of common stock issuable to Mr. Bellone on the exercise of stock options.

(6)	These shares of common stock are issuable to Mr. Endres on the exercise of stock options.

(7)
Includes 215,000 shares of common stock issuable to Mr. Behrens on the exercise of stock options, 41,668 shares of common stock issuable on exercise of warrants held by Mr. Behrens and 50,000 shares of common stock issuable on exercise of warrants held by Northeast Securities, Inc. Mr. Behrens is Vice Chairman of Northeast Securities and disclaims beneficial ownership of the portion of the shares held by Northeast Securities in which he has no pecuniary interest.

(8)
Includes 200,000 shares of common stock issuable upon the exercise of stock options, 22,223 shares of common stock and 6,668 shares of common stock issuable on exercise of warrants held by GBAF Capital, LLC, an entity controlled by Mr. Boosidan. Mr. Boosidan disclaims beneficial ownership of the portion of the shares held by GBAF Capital, LLC in which he has no pecuniary interest.

(9)
Includes 450,000 shares of common stock issuable to Mr. d’Arnaud-Taylor on the exercise of stock options; 632,450 shares of common stock held by Mr. d’Arnaud-Taylor’s spouse; 318,088 shares of common stock held by London Manhattan Securities, Inc., an entity controlled by Mr. d’Arnaud-Taylor; and 12,539 shares of common stock held by London Manhattan Limited, Inc., an entity controlled by Mr. d’Arnaud-Taylor.

(10)	Includes 280,000 shares of common stock issuable to Mr. Ditoro on the exercise of stock options.

(11)	These shares of common stock are issuable to Mr. Franklin on the exercise of stock options.

(12)	These shares of common stock are issuable to Mr. Klett on the exercise of stock options.

(13)	Includes 3,850,836 shares of common stock issuable on the exercise of warrants and stock options.

CORPORATE GOVERNANCE

Introduction

Our board of directors added two new directors, David R. Ames and William P. Behrens, in October 2006; another new director, Edwin P. Klett, in December 2006; and two more new directors, Gil Boosidan and Robert L. Franklin, in January 2007. During 2007, we revised and updated our committee charters and elected new board committees composed entirely of independent directors (with one exception on our science and technology committee). Except where we specifically refer to 2006, the discussion in this section describes our current committee structure and meetings in 2007. The directors meet to review our operations and discuss our business plans and strategies for the future. Our board of directors met six times in 2007. During 2007, each director attended at least 75% of the aggregate of the number of board meetings and the number of meetings held by the committees of the board on which he served. We encourage, but do not require, our directors to attend annual meetings of stockholders. Two of the six directors then in office attended the 2006 annual meeting.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Our board of directors has determined that each of Mr. Behrens, Mr. Boosidan, Mr. Ditoro, Mr. Franklin and Mr. Klett is an “independent” director within the meaning of Rule 10A-3(b)(1)(ii) under the Exchange Act and Section 121A of the Amex Company Guide. In evaluating Mr. Behrens’ independence, our board considered that Mr. Behrens is the Vice Chairman of Northeast Securities, Inc., the placement agent for our April 2006 private placement. During 2006, the following persons served on our board of directors and were “independent” within the meaning of Rule 10A-3(b)(1)(ii) under the Exchange Act and Section 121A of the Amex Company Guide: Mr. Behrens, Mr. Ditoro, Mr. Klett, Mr. Ames (for part of 2006 before he became an officer), Mr. Louis B. Bernstein (for part of 2006 before he became an officer), Mr. Marc S. Goodman and Mr. Richard L. Ritchie.

Board Committees

Our board of directors has established the audit committee, compensation committee, governance committee, science and technology committee, and executive committee. Each committee other than the executive committee operates under a written charter adopted by our board of directors, a copy of which is available on our website at www.xethanol.com. The executive committee is governed by our bylaws.

Audit Committee

Our audit committee consists of Mr. Boosidan, its chairman, Mr. Franklin and Mr. Klett. Our board of directors has determined that each of Mr. Boosidan, Mr. Franklin and Mr. Klett is “independent” within the meaning of Rule 10A-3(b)(1) under the Exchange Act and Section 121A of the Amex Company Guide. In addition, our board of directors has determined that Mr. Boosidan qualifies as an “audit committee financial expert” within the meaning of the applicable SEC rules. During 2007, the audit committee met seven times (including telephonic meetings).

The functions of the audit committee include:

•
review and discuss with management and our independent registered public accounting firm our annual audited financial statements and quarterly financial statements, earnings press releases and earnings guidance provided to analysts and rating agencies;

•
appoint, retain, compensate, evaluate and oversee the work of the independent registered public accounting firm engaged by us for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us;

•	approve, in advance, the provision by the independent registered public accounting firm of all audit and permissible non-audit services;
•	review and evaluate, at least annually, the qualifications, performance and independence of our independent registered public accounting firm;
•	in consultation with our independent registered public accounting firm, management and the internal auditor, review the integrity of our financial reporting processes, both internal and external;

•
establish procedures for the receipt, retention, and treatment of complaints we receive regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	engage and obtain assistance from outside legal and other advisors as the audit committee deems necessary to carry out its duties; and
•	review and approve all related person transactions.

Compensation Committee

Our compensation committee consists of Mr. Ditoro, its chairman, Mr. Behrens and Mr. Klett. Our board of directors has determined that each of Mr. Ditoro, Mr. Behrens and Mr. Klett is “independent” within the meaning of Section 121A of the Amex Company Guide. During 2007, the compensation committee met three times (including telephonic meetings).

As specified in its charter, the functions and authority of the compensation committee include:

•	establish and review our overall compensation philosophy;
•	review and approve our corporate goals and objectives relevant to the compensation for our Chief Executive Officer and other officers, including annual performance objectives;
•
evaluate the performance of our Chief Executive Officer and other officers in light of these goals and objectives and, based on such evaluation, approve, or recommend to the full board of directors the approval of, the annual salary, bonus, stock options and other benefits, direct and indirect, of the Chief Executive Officer and other executive officers;

•
review and make recommendations to our board of directors with respect to, or approve, our incentive compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans;

•	review and make recommendations to the full board of directors, or approve all awards of shares or share options pursuant to our equity-based plans;
•	review and monitor employee pension, profit-sharing and benefit plans;
•
review and discuss with management the Compensation Discussion and Analysis section of the proxy statement (the “CD&A,” which under SEC rules is not required for our proxy statement for this year) and determine whether to recommend to the Board that the CD&A be included in our proxy statement; and

•	provide the compensation committee report for inclusion in our annual proxy statement in accordance with applicable rules and regulations of the SEC.

The compensation committee may delegate any or all of its responsibilities to a subcommittee of the committee, except as otherwise provided in the charter. In determining the compensation of executive officers, the compensation committee takes into account the opinion of the Chief Executive Officer. The compensation committee then determines the compensation of our executive officers in a private meeting in which no executive officer participates.

We have not in the past and do not presently intend to retain a compensation consultant, although the compensation committee has the authority the authority to select, retain and/or replace, as needed, any compensation or other outside consultant to assist in the evaluation of director, Chief Executive Officer or senior executive compensation. If the committee retains such a compensation consultant, the committee has the authority to approve the consultant’s fees and other retention terms.

Governance Committee

Our governance committee consists of Mr. Klett, its chairman, Mr. Behrens and Mr. Ditoro. Our board of directors has determined that each of Mr. Klett, Mr. Behrens and Mr. Ditoro is “independent” within the meaning of Section 121A of the Amex Company Guide. During 2007, the governance committee met three times (including telephonic meetings).

The functions of the governance committee include:

•	establish criteria for the selection of new directors to serve on our board of directors;
•
identify individuals believed to be qualified as candidates to serve on our board of directors and select, or recommend that the board of directors select, the candidates for all directorships to be filled by our board of directors or by the stockholders at an annual or special meeting;

•	review and make recommendations to the full board of directors, or determine, whether members of the board should stand for reelection;
•	conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates;
•	consider questions of independence and possible conflicts of interest of members of our board of directors and executive officers;
•	oversee the evaluation, at least annually, and as circumstances otherwise dictate, of our board of directors and management;
•
recommend members of the board of directors to serve on the committees of the board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors it deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee;

•
establish, monitor, and recommend the purpose, structure, and operations of the various committees of our board of directors, the qualifications and criteria for membership on each committee of the board, and as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any board committee;

•	periodically review the charter and composition of each committee of the board and make recommendations to the board for the creation of additional committees or the elimination of board committees;
•	oversee and approve the management continuity planning process;
•
review and evaluate the succession plans relating to the Chief Executive Officer and other executive officer positions and make recommendations to the board of directors with respect to the selection of individuals to occupy these positions;

•
consider the adequacy of our certificate of incorporation and bylaws and recommend to our board of directors, as conditions dictate, that it propose amendments to the certificate of incorporation and bylaws for consideration by the stockholders; and

•
develop and recommend to our board of directors a set of corporate governance principles applicable to us and keep abreast of developments with regard to corporate governance to enable the committee to make recommendations to the board of directors in light of such developments as may be appropriate.

Director Nominations

The responsibilities of the governance committee include evaluating and recommending to the full board of directors the director nominees to stand for election at our annual meetings of stockholders. The committee is authorized to retain search firms and to compensate them for their services.

The governance committee examines each director nominee on a case-by-case basis regardless of who recommends the nominee. In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the governance committee considers the following criteria, among others: the candidate’s availability, insight, practical wisdom, professional and personal ethics and values consistent with company values and standards; experience at the policy-making level in business or other areas of endeavor specified by the board; management, finance and/or scientific expertise; commitment to enhancing stockholder value; previous relationships with us, if any; service on other boards of directors and their committees; and ability and desire to represent the interests of all stockholders. The governance committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities.

In addition to the qualification criteria above, the governance committee also takes into account whether a potential director nominee qualifies as an “audit committee financial expert” as that term is defined by the SEC, and whether the potential director nominee would qualify as an “independent” director under the listing standards of the American Stock Exchange.

The governance committee evaluated our board’s six nominees and recommended to the board that they be nominated for reelection as directors at the 2007 annual meeting. Our board approved that recommendation.

Stockholder Nomination Policy

Our governance committee will review and consider all candidates for nomination and election as directors who are suggested by any of our directors or executive officers. The governance committee will also consider persons recommended by stockholders to become nominees for election as directors, provided that those recommendations are submitted in writing to our Corporate Secretary specifying the nominee’s name and qualifications for board membership. For a stockholder to nominate a director candidate, the stockholder must comply with the advance notice provisions and other requirements of our bylaws, including Section 3.10. We urge any stockholder who intends to recommend a director candidate to the governance committee for consideration to review thoroughly our Governance Committee Charter and Section 3.10 of our bylaws. To be considered, a recommendation for director nomination should be submitted in writing to Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036, Attention: Gary Flicker, Chief Financial Officer.

Code of Business Conduct and Ethics and Guidelines on Governance Issues

Our board has adopted a code of ethics applicable to all officers, directors and employees, a copy of which is available on our website at www.xethanol.com. We will provide a copy of this code to any person, without charge, upon written request to us at Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036, Attention: Gary Flicker, Chief Financial Officer. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the code of ethics by posting such information on our website at the address specified above.

Communications with the Board

Stockholders may communicate in writing with our board of directors, any of our committees, or with any of our non-management directors by sending written communications addressed to Xethanol Corporation, 1185 Avenue of the Americas, New York, New York 10036, Attention: Gary Flicker, Chief Financial Officer. Our Chief Financial Officer will review each communication and will forward it to our board or to any individual director to whom the communication is addressed unless the communication is unduly hostile, threatening or similarly inappropriate, in which case, the Chief Financial Officer will discard the communication.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own beneficially more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in their ownership of our common stock. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to furnish us with copies of the forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2006, none of our directors, officers, or beneficial owners of more than 10% of our common stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2006, except that David R. Ames, our Chief Executive Officer, President and a director, failed to file a Form 4 to report the grant of options upon his election to the board (although he reported the grant of the options in his Form 3); William P. Behrens, the Chairman of our Board of Directors, filed a late Form 3 to report his joining our board of directors, failed to file a Form 4 to report the grant of options upon his election to the board (although he reported the grant of the options in his Form 3) and filed a late Form 4 reporting one transaction; Lawrence S. Bellone, our Executive Vice President, Corporate Development and a director and formerly our Chief Financial Officer, filed a late Form 4 reporting the grant of options; Christopher d’Arnaud-Taylor, our former Chairman,

President and Chief Executive Officer, filed one late Form 4 reporting the grant of options and failed to file another Form 4 reporting the grant of options; Richard D. Ditoro, a director, filed a late Form 3 to report his becoming a director, failed to file a Form 3 when he rejoined our board on September 7, 2006 after leaving the board at the annual meeting in August 2006 and filed one late Form 4; Thomas Endres, our Executive Vice President, Operations and formerly our Senior Vice President, Operations, filed a late Form 3 and failed to file a Form 4 to report the grant of options upon his becoming an officer (although he reported the grant of the options in his Form 3); Marc S. Goodman, formerly a director, filed a late Form 4 reporting the grant of options; Edwin L. Klett, a director, filed a late Form 3 to report his joining our board of directors and failed to file a Form 4 to report the grant of options upon his election to the board (although he reported the grant of the options in his Form 3); Mark J. Oppenheimer, formerly a director, failed to file a Form 4 to report the grant of options upon his election to the board (although he reported the grant of the options in his Form 3); and Jeffrey S. Langberg, formerly a director, filed a late Form 3 to report his becoming a director.

Copies of the Section 16(a) reports filed by our officers, directors and persons who beneficially own more than 10% of our common stock can be found at our website at www.xethanol.com under “SEC Filings.”

Transactions with Related Persons

For information about transactions with related persons during the fiscal year ended December 31, 2006, please see “Certain Relationships and Related Transactions” below. No director or nominee for director, no executive officer, and no associate of the company has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting, other than the elections of the director nominees to office and any benefits that directors and officers may receive under the Plan.

Earlier this year, our board adopted a written policy regarding any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships with related persons, which is defined as an interested transaction. The policy generally requires that the governance committee review and approve all interested transactions in advance, or ratify them later if advance approval is not feasible. Under the policy, the chairman of the governance committee has the authority to pre-approve or ratify, as applicable, any interested transaction in which the aggregate amount involved is expected to be less than $120,000. The policy applies to any interested transaction involving an aggregate amount in excess of $100,000 in any calendar year between us or our affiliates, on the one hand, and our directors, officers (or officers of affiliates) or stockholders holding in excess of 5% of our common stock, or members of their immediate family, on the other hand.

The governance committee has reviewed and determined that certain types of interested transactions should be deemed to be pre-approved by the committee. For example, the policy provides standing pre-approvals for the following transactions:

•	compensatory arrangements for service as an officer or director of the company, to the extent such compensation is required to be reported under Item 402 of Regulation S-K; and
•
any transaction where the related person’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis (for example, dividends).

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth for the year ended December 31, 2006 all plan compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by all individuals who served as our principal executive officer during 2006 and our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at the end of 2006. These individuals are our “named executive officers.”

Summary Compensation Table for 2006

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)		All Other Compensation ($)		Total ($)
(a)	(b)	(c)	(d)	(e)		(f)		(g)

David Ames President and Chief Executive Officer (2)	2006	1	—	743,472	(3)	5,000	(4)	748,473

Christopher d’Arnaud-Taylor Former President and Chief Executive Officer (5)	2006	156,000	—	1,514,692	(6)	250,000	(7)	1,920,692

Louis B. Bernstein Former President and Interim Chief Executive Officer (8)	2006	69,531	—	93,103	(9)	—		162,634

Lawrence Bellone Former Executive Vice President - Corporate Development, Former Chief Financial Officer (10)	2006	180,000	50,000	312,259	(11)	—		542,259

Thomas Endres Chief Operating Officer and Executive Vice President, Operations (12)	2006	47,083	—	67,598	(13)	—		114,681

(1)
The amounts in column (e) reflect the dollar amount of awards under the Plan that we recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R). For Mr. Bernstein, the amount includes compensation derived from awards granted before 2006 but that vested in 2006 and from awards granted in 2006 and vested in 2006. Assumptions used in the calculations of these amounts are included in Note 12 to our consolidated financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

The Plan provides that the total number of shares of common stock that may be subject to awards granted under the Plan is 4,000,000 shares (plus the number of shares with respect to which awards previously granted there under are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements). On December 7, 2006, before any additional options were granted on that date as described in various footnotes to this table (the “December 2006 Options”), there were 1,677,930 shares of common stock remaining available for awards under the Plan. The number of shares issuable upon exercise of the December 2006 Options exceeded the number then available under the Plan by 737,070 shares, which represents approximately 30.5% of the shares issuable upon exercise of the December 2006 Options. Accordingly, the compensation committee of our board of directors determined that each of the December 2006 Options shall be subject, on a pro rata basis, to approval by our stockholders of an amendment to the Plan to increase the number of shares available for award under the Plan. As a result of this determination, shares issuable upon exercise of the December 2006 Options are subject to stockholder approval, as noted below.

(2)	Mr. Ames has served as our President and Chief Executive Officer since November 9, 2006.

(3)
On October 5, 2006, we granted an option to purchase 205,000 shares of our common stock to Mr. Ames at an exercise price of $3.00 per share (the closing price per share of our common stock on the day before the date of grant as reported by the American Stock Exchange) in consideration of his service as a director, and 175,000 shares were vested on the date of grant and the remainder of the option vests in two installments of 15,000 shares each on the six-month and one-year anniversaries of the date of grant. The option expires on the tenth anniversary of the date of grant. On November 9, 2006, upon Mr. Ames becoming our President and Chief Executive Officer, 30,000 shares that were granted as part of the October 5, 2006 grant were forfeited as a result of his resigning as a member of the governance and compensation committees. On December 7, 2006, we granted an option to purchase 1,350,000 shares of our common stock to Mr. Ames at an exercise price of $2.44 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his service as our President and Chief Executive Officer, and 200,000 shares vested on the grant date. The remaining 1,150,000 were initially scheduled to vest on the first anniversary of the date of grant. On February 1, 2007, Xethanol’s compensation committee agreed to revise the vesting of the option for those 1,150,000 shares so that they vest in equal monthly installments on the seventh day of each month, with the final installment vesting on December 7, 2007. 411,750 shares issuable on exercise of the option granted to Mr. Ames are subject to stockholder approval. The option expires on the fifth anniversary of the date of grant. The amount in the table includes (x) $367,369 in compensation expense we incurred in 2006 for Mr. Ames in connection with the October 5, 2006 grant; and (y) $376,104 in compensation expense we incurred in 2006 for Mr. Ames in connection with the December 7, 2006 grant.

(4)
This amount represents a payment made to Mr. Ames for his service as an independent director from October 1, 2006 until his election by the board as President and Chief Executive Officer on November 9, 2006.

(5)
Mr. d’Arnaud-Taylor served as our Chairman, President and Chief Executive Officer from February 2, 2005 until his termination effective August 22, 2006 under a termination agreement. The agreement provides that Mr. d’Arnaud-Taylor will continue to serve as a director of the company for the remainder of his current term. For a description of our termination and consulting agreements with Mr. d’Arnaud-Taylor, see the immediately following subsection entitled “Termination and Consulting Agreements with Christopher d’Arnaud-Taylor.”

(6)
On February 28, 2006, we granted an option to purchase 250,000 shares of our common stock to Mr. d’Arnaud-Taylor at an exercise price of $5.56 per share (the average closing price per share of our common stock on the five trading days before the date of grant as reported by the OTC Bulletin Board) in consideration of his service as our President and Chief Executive Officer, and all shares (as adjusted as described below) vested on the first anniversary of the grant date. On June 12, 2006, we granted an option to purchase 450,000 shares of our common stock to Mr. d’Arnaud-Taylor at an exercise price of $8.32 per share (the last sale price per share of our common stock on the date of grant as reported by the OTC Bulletin Board) in consideration of his service as our President and Chief Executive Officer, with all shares to vest upon Mr. d’Arnaud-Taylor entering a new employment agreement. On August 25, 2006, we entered into a termination agreement with Mr. d’Arnaud-Taylor under which we agreed with Mr. d’Arnaud-Taylor that his employment by, and his position as an officer of, the company was terminated effective as of August 22, 2006. The agreement provides that Mr. d’Arnaud-Taylor will continue to serve as a director of the company for the remainder of his current term. The agreement further provides, with respect to the foregoing options, and subject to Mr. d’Arnaud-Taylor’s compliance with the terms of the agreement, that (a) the exercise period is extended until August 22, 2009 with respect to one half of each option, which vested on August 25, 2006; and (b) the remaining one-half of each option was terminated. On December 7, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. d’Arnaud-Taylor at an exercise price of $2.44 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his service as a director, and all shares vested on the date of grant. The option expires on the tenth anniversary of the date of grant. 30,500 shares issuable on exercise of the option granted to Mr. d’Arnaud-Taylor are subject to stockholder approval. The amount in the table includes (x) $454,313 in compensation expense we incurred in 2006 for Mr. d’Arnaud-Taylor in connection with the February 28, 2006 grant (as adjusted); (y) $890,145 in compensation expense we incurred in 2006 for Mr. d’Arnaud-Taylor in connection with the June 12, 2006 grant (as adjusted); and (z) $170,234 in compensation expense we incurred in 2006 for Mr. d’Arnaud-Taylor in connection with the December 7, 2006 grant.

(7)
This amount represents compensation expense in 2006 to Mr. d’Arnaud-Taylor under the August 24, 2006 termination agreement and the August 25, 2006 consulting agreement (as terminated on December 1, 2006 and replaced), in each case between Mr. d’Arnaud-Taylor and us.

(8)
Mr. Bernstein served: (a) as our Interim Chief Executive Officer from August 21, 2006 until his resignation on November 9, 2006; (b) as our President from September 7, 2006 until his resignation on November 9, 2006; and (c) as a director from June 2, 2005 until his resignation on November 9, 2006.

(9)
On July 28, 2005, we granted an option to purchase 75,000 shares of our common stock to Mr. Bernstein at an exercise price of $4.00 per share (as reported by the OTC Bulletin Board, the high and closing prices per share of our common stock on the date of grant were $4.20 and the low price was $3.51) in consideration of his service as a director, and 50% of the shares vested on the grant date and the remaining 50% vested on the first anniversary of the grant date. The option expires on the fifth anniversary of the date of grant. On September 7, 2006, we granted an option to purchase 45,000 shares of our common stock to Mr. Bernstein at an exercise price of $3.62 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his service as our President and Interim Chief Executive Officer, with 30,000 shares vesting on the date of grant and the remaining 15,000 shares vesting on termination of his service as our Interim Chief Executive Officer and resumption as an independent member of the Board of Directors. The option expires on the fifth anniversary of the date of grant. On November 9, 2006 upon termination of Mr. Bernstein’s service as our President and Interim Chief Executive Officer and his resignation from the our board of directors, 15,000 shares awarded on September 7, 2006 were forfeited. The amount in the table includes (x) $36,100 in compensation expense we incurred in 2006 for Mr. Bernstein in connection with the July 28, 2005 grant; and (y) $57,003 in compensation expense we incurred in 2006 for Mr. Bernstein in connection with the September 7, 2006 grant.

(10)
Mr. Bellone served as our Executive Vice President, Corporate Development from January 29, 2007 to December 2007. He became a member of our board of directors on October 5, 2006. Mr. Bellone served as our Chief Financial Officer from April 5, 2005 until his election as Executive Vice President and provided financial consulting services to us from March 2005 until his election as Chief Financial Officer.

(11)
On February 28, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. Bellone at an exercise price of $5.56 per share (the average closing price per share of our common stock on the five trading days before the date of grant as reported by the OTC Bulletin Board) in consideration of his service as our Chief Financial Officer, and all shares vested on the one-year anniversary of the date of grant. The option expires on the fifth anniversary of the date of grant. On December 7, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. Bellone at an exercise price of $2.44 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his service as our Chief Financial Officer, and all shares will vest on the first anniversary of the date of grant. 30,500 shares issuable on exercise of the option granted to Mr. Bellone are subject to stockholder approval. The option expires on the fifth anniversary of the date of grant. The amount in the table includes (x) $301,665 in compensation expense we incurred in 2006 for Mr. Bellone in connection with the February 28, 2006 grant; and (y) $10,594 in compensation expense we incurred in 2006 for Mr. Bellone in connection with the December 7, 2006 grant.

(12)	Mr. Endres became our Senior Vice President, Operations on September 7, 2006, our Executive Vice President, Operations on March 15, 2007 and our Chief Operating Officer on June 19, 2007.

(13)
On September 7, 2006, we granted an option to purchase 30,000 shares of our common stock to Mr. Endres at an exercise price of $3.62 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his service as our Senior Vice President, Operations, and all shares vested on December 31, 2006. On December 7, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. Endres at an exercise price of $2.44 per share (the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange) in consideration of his continued service as our Senior Vice President, Operations, and all shares will vest on the first anniversary of the date of grant. 30,500 shares issuable on exercise of this option granted to Mr. Endres are subject to stockholder approval. Both options expire on the fifth anniversary of the dates of grant. The amount in the table includes (x) $57,003 in compensation expense we incurred in 2006 for Mr. Endres in connection with the September 7, 2006 grant; and (y) $10,594 in compensation expense we incurred in 2006 for Mr. Endres in connection with the December 7, 2006 grant.

Employment Agreement with Thomas Endres

In connection with Mr. Endres’ appointment as Chief Operating Officer, we entered into an amended and restated employment agreement with him on June 19, 2007. The agreement provides for an annual base salary of $200,000 and has a term of eighteen months commencing on September 7, 2006 and ending on March 6, 2008. The employment agreement further provides for our previous grants to Mr. Endres of (a) an option to purchase 30,000 shares of our common stock at an exercise price of $3.62 per share (the closing price per share of our common stock on September 7, 2006, the date of grant as reported by the American Stock Exchange), of which all shares vested on December 31, 2006, and (b) an option to purchase 100,000 shares of our common stock at an exercise price of $2.44 per share (the closing price per share of our common stock on December 7, 2006, the date of grant as reported by the American Stock Exchange), of which 30,500 shares issuable on exercise of this option are subject to stockholder approval as described below. The option to purchase 100,000 shares of our common stock that was granted on December 7, 2006 vests on the first anniversary of the date of grant and expires on the fifth anniversary of the date of grant. Under the agreement, we also granted Mr. Endres on June 19, 2007 an additional option to purchase 50,000 shares of our common stock at an exercise price of $1.19 per share (the closing sales price of the common stock on the date of grant as reported on the American Stock Exchange). This option vests on the first anniversary of the date of grant and expires on the fifth anniversary of the date of grant. The option for 50,000 shares and a 30,500 share portion of the option for 100,000 shares were each granted subject to approval by our stockholders of an amendment to the Plan to increase the number of shares available for award under the Plan. As described in this proxy statement, we are submitting to our stockholders a proposal to amend the Plan to increase the number of shares available for award under the Plan to cover these options granted to Mr. Endres. If the stockholders do not approve that amendment, these options will be void and our compensation committee will consider alternative incentives for Mr. Endres.

The employment agreement provides for various payments to Mr. Endres upon cessation of employment, depending on the circumstances. If Mr. Endres is terminated for “cause” or Mr. Endres resigns other than for “good reason,” he will receive any earned but unpaid salary through the date of termination. “Cause” means: (a) willful engagement in conduct which is materially injurious to us; (b) willful fraud or material dishonesty in performing duties; (c) deliberate or intentional failure to substantially perform duties that results in material harm to us; (d) the conviction for, or plea of nolo contendere to a charge of, commission of a felony; or (e) the continuous and habitual failure to substantially perform duties under the employment agreement. “Good reason” means: (a) a breach by us relating to compensation and benefits; (b) a material breach by us of any of the terms of the employment agreement; or (c) the relocation of Mr. Endres’ principal place of business at our request beyond 50 miles from its current location. In situations involving the continuous and habitual failure to substantially perform duties and termination based on “good reason,” the employment agreement requires prior written notice of termination and provides an opportunity to cure within twenty days of such notice. If Mr. Endres dies or becomes disabled during his term of employment, is terminated without “cause,” or resigns for “good reason,” he will receive then current base salary for the remainder of his term under the agreement, immediate vesting of all stock options or stock-based compensation, and continuation of his company benefits (e.g., health, life, disability insurance) for the remainder of his term under the agreement.

Termination and Consulting Agreements with Christopher d’Arnaud-Taylor

Termination Agreement. On August 25, 2006, we entered into a termination agreement with Christopher d’Arnaud-Taylor, our former Chairman, President and Chief Executive Officer, under which his employment by us and his position as an officer of our company was terminated effective as of August 22, 2006 (the “Termination Date”). The agreement provides that Mr. d’Arnaud-Taylor will continue to serve as a member of our board of directors for the remainder of his current term. Under the termination agreement, we continued to pay Mr. d’Arnaud-Taylor his salary and maintain his employment benefits in effect immediately before the Termination Date through September 30, 2006, and we paid Mr. d’Arnaud-Taylor $100,000 in severance on the three-month anniversary of the Termination Date. The agreement provides that, subject to Mr. d’Arnaud-Taylor’s compliance with the terms of the agreement, the exercise periods of the options to purchase 250,000 shares of common stock at an exercise price of $5.56 per share and 450,000 shares of common stock at an exercise price of $8.32 per share that were granted to Mr. d’Arnaud-Taylor on February 28, 2006 and June 12, 2006, respectively, are extended until the third anniversary of the Termination Date with respect to one half of each option. The options are otherwise terminated. The agreement also provides that we will reimburse Mr. d’Arnaud-Taylor for any reasonable and appropriately documented business expenses he may have incurred before the Termination Date in the performance of his duties as an employee and that Mr. d’Arnaud-Taylor will be entitled to continue his coverage under our group medical and dental plans to the extent provided in and subject to the terms and conditions of our standard policy.

Under the termination agreement, Mr. d’Arnaud-Taylor agreed to provide the advisory and consulting services as we may reasonably request during the three months after the Termination Date to permit the order transfer of his duties to other personnel and not to solicit our employees during the period ending on the first anniversary of the Termination Date. The agreement also provides for mutual releases from all claims arising before the date of the agreement, other than claims based on the released party’s willful acts, gross negligence or dishonesty and, with respect to Mr. d’Arnaud-Taylor’s release of us, claims vested before the date of the agreement for benefits under our employee benefit plans and claims for indemnification for acts as an officer of our company.

Initial Consulting Agreement. On August 25, 2006, we also entered into a consulting agreement with Mr. d’Arnaud-Taylor under which Mr. d’Arnaud-Taylor agreed to provide the consulting and advisory services as we may reasonably request from time to time. During the term of the agreement, we agreed to pay Mr. d’Arnaud-Taylor $15,000 per month (payable monthly in arrears) and reimburse him for any reasonable and appropriately documented business expenses he may incur in the performance of his duties under the agreement. The agreement provided that Mr. d’Arnaud-Taylor was not required to dedicate more than eight days in any calendar month to the performance of services under the agreement and that if he did provide services for more than eight days in any calendar month, we would pay him an additional $2,000 for each additional day or part of a day.

The consulting agreement had a term of one year, subject to earlier termination by us if Mr. d’Arnaud-Taylor failed to perform his duties under the agreement. Upon the termination of the agreement, we would have had no obligation to Mr. d’Arnaud-Taylor other than payment obligations accrued before the termination date, which would have been paid within 15 days of the termination date. The agreement included covenants by Mr. d’Arnaud-Taylor regarding confidentiality, competition and solicitation of our customers, suppliers and employees. This agreement was terminated effective December 1, 2006.

New Consulting Agreement. On December 1, 2006, we entered into a consulting agreement with Mr. d’Arnaud-Taylor under which Mr. d’Arnaud-Taylor agreed to provide strategic advice to our Chief Executive Officer. During the term of the agreement, we paid Mr. d’Arnaud-Taylor $15,000 per month (payable monthly in advance) and reimbursed him for any reasonable and appropriately documented business expenses he incurred in the performance of his duties under the agreement. The term of the agreement expired on November 25, 2007.

Outstanding Equity Awards for Named Executive Officers at Fiscal Year-End

The following table sets forth certain information with respect to outstanding options at December 31, 2006 for each of our executive officers listed in the Summary Compensation Table above. Unless otherwise noted in the footnotes, options are fully vested. The Plan provides that the total number of shares of common stock that may be subject to awards granted under the Plan is 4,000,000 shares (plus the number of shares with respect to which awards previously granted there under are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements). On December 7, 2006, before any additional options were granted on that date (the “December 2006 Options”), there were 1,677,930 shares of common stock remaining available for awards under the Plan. The number of shares issuable upon exercise of the December 2006 Options exceeded the number then available under the Plan by 737,070 shares, which represents approximately 30.5% of the shares issuable upon exercise of the December 2006 Options. Accordingly, the compensation committee of our board of directors determined that each of the December 2006 Options will be subject, on a pro rata basis, to approval by our stockholders of an amendment to the Plan to increase the number of shares available for award under the Plan. As a result of this determination, shares issuable upon exercise of the December 2006 Options are subject to stockholder approval, as noted below. The December 2006 Options included in this table have either an option expiration date of December 7, 2011 or December 7, 2016.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2006)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date
(a)	(b)		(c)		(d)		(e)

David R. Ames	175,000	(1)			3.00	(3)	October 5, 2016
	200,000	(2)	1,150,000	(2)	2.44	(3)	December 7, 2011

Christopher d’Arnaud-Taylor	125,000	(4)	—		5.56	(5)	August 22, 2009
	225,000	(4)	—		8.32	(6)	August 22, 2009
	100,000	(7)	—		2.44	(3)	December 7, 2016

Louis B. Bernstein	75,000	(8)	—		4.00	(9)	July 28, 2010
	30,000	(10)	—		3.62	(3)	September 7, 2011

Lawrence Bellone	100,000		—		3.75		April 5, 2008
	—		100,000	(11)	5.56	(5)	February 28, 2011
	—		100,000	(11)	2.44	(3)	December 7, 2011

Thomas Endres	30,000	(12)	—		3.62		September 7, 2011
	—		100,000	(12)	2.44		December 7, 2011

(1)
On October 5, 2006, we granted an option to purchase 205,000 shares of our common stock to Mr. Ames in consideration of his service as a director, and 175,000 shares were vested on the date of grant and the remainder of the option vests in two installments of 15,000 shares each on the six-month and one-year anniversaries of the date of grant. On November 9, 2006, upon Mr. Ames becoming our President and Chief Executive Officer, 30,000 shares that were granted as part of the October 5, 2006 grant were forfeited as a result of his resigning as a member of the governance and compensation committees.

(2)
On December 7, 2006, we granted an option to purchase 1,350,000 shares of our common stock to Mr. Ames in consideration of his service as our President and Chief Executive Officer, and 200,000 shares vested on the grant date. The 1,150,000 unvested options were initially scheduled to vest on the first anniversary of the date of grant. On February 1, 2007, Xethanol’s compensation committee agreed to revise the vesting of the option for those 1,150,000 shares so that they vest in equal monthly installments on the seventh day of each month, with the final installment vesting on December 7, 2007. 411,750 shares issuable on exercise of the option granted to Mr. Ames are subject to stockholder approval.

(3)	Based on the closing price per share of our common stock on the day before the date of grant as reported by the American Stock Exchange.

(4)
On February 28, 2006, we granted an option to purchase 250,000 shares of our common stock to Mr. d’Arnaud-Taylor in consideration of his service as our President and Chief Executive Officer, and all shares vested on the first anniversary of the grant date. On June 12, 2006, we granted an option to purchase 450,000 shares of our common stock to Mr. d’Arnaud-Taylor in consideration of his service as our President and Chief Executive Officer, with all shares to vest upon Mr. d’Arnaud-Taylor entering a new employment agreement. On August 25, 2006, we entered into a termination agreement with Mr. d’Arnaud-Taylor under which we agreed with Mr. d’Arnaud-Taylor that his employment by, and his position as an officer of, the company was terminated effective as of August 22, 2006. The agreement provided, with respect to the foregoing options, and subject to Mr. d’Arnaud-Taylor’s compliance with the terms of the agreement, that (a) the exercise period was extended until August 22, 2009 with respect to one half of each option, which vested on August 26, 2006; and (b) the remaining one-half of each option was terminated.

(5)	The average closing price per share of our common stock on the five trading days before the date of grant as reported by the OTC Bulletin Board.

(6)	The last sale price per share of our common stock on the date of grant as reported by the OTC Bulletin Board.

(7)
On December 7, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. d’Arnaud-Taylor in consideration of his service as a director, and all shares vested on the date of grant. 30,500 shares issuable on exercise of the option granted to Mr. d’Arnaud-Taylor are subject to stockholder approval.

(8)
On July 28, 2005, we granted an option to purchase 75,000 shares of our common stock to Mr. Bernstein in consideration of his service as a director, and 50% of the shares vested on the grant date and the remaining 50% vested on the first anniversary of the grant date.

(9)	As reported by the OTC Bulletin Board, the high and closing prices per share of our common stock on the date of grant were $4.20 and the low price was $3.51.

(10)
On September 7, 2006, we granted an option to purchase 45,000 shares of our common stock to Mr. Bernstein in consideration of his service as our President and Interim Chief Executive Officer, with 30,000 shares vesting on the date of grant and the remaining 15,000 shares vesting on termination of his service as our Interim Chief Executive Officer and resumption as an independent member of the Board of Directors. On November 9, 2006, upon termination of Mr. Bernstein’s service as our Interim Chief Executive Officer and his resignation from the our board of directors, 15,000 shares awarded on September 7, 2006 were forfeited.

(11)
In consideration of his service as our Chief Financial Officer, on February 28, 2006, we granted an option to purchase 100,000 shares of our common stock to Mr. Bellone, and on December 7, 2006, we granted an option to purchase 100,000 shares of our common stock. 30,500 shares issuable on exercise of the option granted to Mr. Bellone on December 7, 2006 are subject to stockholder approval. These options vested on February 28, 2007 and December 7, 2007 respectively.

(12)
In consideration of his service as our Senior Vice President, Operations, on September 7, 2006, we granted to Mr. Endres an option to purchase 30,000 shares of our common stock that vested on December 31, 2006. On December 7, 2006, we granted Mr. Endres an option to purchase 100,000 shares of our common stock that vested on December 7, 2007. 30,500 shares issuable on exercise of the option granted to Mr. Endres on December 7, 2006 are subject to stockholder approval.

Compensation of Directors

The following table sets forth a summary of the compensation we paid in 2006 to our directors. The table includes any person who served during 2006 as a director (other than named executive officers), even if he is no longer serving as a director. For information about the compensation we paid to Mr. Ames, Mr. d’Arnaud-Taylor and Mr. Bernstein for serving as directors, see the notes to the Summary Compensation Table above. Mr. Bellone did not receive any compensation related to serving as a director.

Director Compensation for 2006

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)		All Other Compensation ($)		Total ($)
(a)	(b)	(c)		(d)		(e)

William P. Behrens (2)	5,000	388,361	(3)	—		393,361

Richard D. Ditoro (4)	5,000	366,301	(3)	—		371,301

Edwin L. Klett (5)	—	303,584	(3)	—		303,584

Marc Goodman (6)	—	131,106	(3)	—		131,106

Mark Oppenheimer (7)	—	367,369	(3)	—		367,369

Jeffrey Langberg (8)	—	—		672,288	(9)	672,288

Richard Ritchie (10)	—	200,142	(3)			200,142

Franz A. Skryanz (11)	—	2,649	(3)	60,000	(12)	62,649

(1)
The amounts in column (c) reflect the dollar amount of awards under the Plan that we recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R). For Mr. Ditoro, Mr. Goodman and Mr. Ritchie, amounts include compensation derived from awards granted before 2006 but that vested in 2006. Assumptions used in the calculation of this amount are included in Note 12 to our audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2006.

The Plan provides that the total number of shares of common stock that may be subject to awards granted under the Plan is 4,000,000 shares (plus the number of shares with respect to which awards previously granted there under are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements). On December 7, 2006, before any additional options were granted on that date (the “December 2006 Options”), there were 1,677,930 shares of common stock remaining available for awards under the Plan. The number of shares issuable upon exercise of the December 2006 Options exceeded the number then available under the Plan by 737,070 shares, which represents approximately 30.5% of the shares issuable upon exercise of the December 2006 Options. Accordingly, the compensation committee of our board of directors determined that each of the December 2006 Options shall be subject, on a pro rata basis, to approval by our stockholders of an amendment to the Plan to increase the number of shares available for award under the Plan. As a result of this determination, shares issuable upon exercise of the December 2006 Options are subject to stockholder approval, as noted below.

(2)	Mr. Behrens, who is currently serving as a director, was elected to the board on October 1, 2006.

(3)
The following table below summarizes the outstanding stock options held on December 31, 2006 by any person who served during 2006 as a director (other than named executive officers), even if he is no longer serving as a director.

Name	Grant Date	Number of Options Granted	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (a)		Option Expiration Date

William P. Behrens (b)	Oct. 5, 2006	215,000	175,000	40,000	3.00		Oct. 5, 2016

Richard D. Ditoro (c)	July 28, 2005	80,000	80,000	—	4.00	(d)	July 28, 2010
	Sept. 7, 2006	55,000	55,000	—	3.62		Sept. 7, 2011
	Oct. 5, 2006	5,000	5,000	—	3.00		Oct. 5, 2011
	Dec. 7, 2006	125,000	125,000		2.44		Dec. 7, 2016

Edwin L. Klett	Dec. 7, 2006 (e)	40,000	—	40,000	2.44		Dec. 7, 2016
	Dec. 7, 2006 (f)	175,000	175,000	—	2.44		Dec. 7, 2016

Marc Goodman (g)	July 28, 2005	75,000	75,000	—	4.00	(d)	July 28, 2010
	Sept. 7, 2006	50,000	50,000	—	3.62		Sept. 7, 2011

Mark Oppenheimer (h)	Oct. 5, 2006	230,000	175,000	—	3.00		Oct. 5, 2016

Richard Ritchie (i)	July 28, 2005	100,000	100,000	—	4.00	(d)	July 28, 2010
	Sept. 7, 2006	80,000	80,000	—	3.62		Sept. 7, 2011

Franz A. Skryanz (j)	Dec. 7, 2006	25,000	—	25,000	2.44		Dec. 7, 2011

(a)	Except as noted otherwise, the exercise price of each option in this column is equal to the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange.

(b)
We granted an option to purchase 215,000 shares of our common stock to Mr. Behrens in consideration of his service as a director, and 175,000 of the shares vested on the date of grant and the remainder of the option vested in two installments of 20,000 shares each on the six-month and one-year anniversaries of the date of grant. The amount in the table includes $388,361 in compensation expense we incurred in 2006 for Mr. Behrens in connection with this grant.

(c)
We granted options to purchase shares of our common stock to Mr. Ditoro in consideration of his service as a director. The amount in the table includes (a) $38,506 in compensation expense we incurred in 2006 for Mr. Ditoro in connection with the July 28, 2005 grant; (b) $104,506 in compensation expense we incurred in 2006 for Mr. Ditoro in connection with the September 7, 2006 grant; (c) $10,496 in compensation expense we incurred in 2006 for Mr. Ditoro in connection with the October 5, 2006 grant; and (d) $212,793 in compensation expense we incurred in 2006 for Mr. Ditoro in connection with the December 7, 2006 grant. 38,125 shares issuable on exercise of the December 7, 2006 option granted to Mr. Ditoro are subject to stockholder approval.

(d)	As reported by the OTC Bulletin Board, the high and closing prices per share of our common stock on the date of grant were $4.20 and the low price was $3.51.

(e)
We granted an option to Mr. Klett in consideration of his service as a director, and the option vested in two installments of 20,000 shares each on the six-month and one-year anniversaries of the date of grant. 12,200 shares issuable on exercise of the option granted to Mr. Klett are subject to stockholder approval. The amount in the table includes $5,674 in compensation expense we incurred in 2006 for Mr. Klett in connection with this grant.

(f)
We granted an option to shares of our common stock to Mr. Klett in consideration of his service as a director, and all shares vested on the date of grant. 53,375 shares issuable on exercise of the option granted to Mr. Klett are subject to stockholder approval. The amount in the table includes $297,910 in compensation expense we incurred in 2006 for Mr. Klett in connection with this grant.

(g)
We granted options to purchase shares of our common stock to Mr. Goodman in consideration of his service as a director. The amount in the table includes (a) $36,100 in compensation expense we incurred in 2006 for Mr. Goodman in connection with the July 28, 2005 grant; and (b) $95,006 in compensation expense we incurred in 2006 for Mr. Goodman in connection with the September 7, 2006 grant.

(h)
We granted an option to purchase 230,000 shares of our common stock to Mr. Oppenheimer in consideration of his service as a director, and 175,000 of the shares vested on the date of grant and the remaining portions of the option were originally scheduled to vest in two installments of 27,500 shares each on the six-month and one-year anniversaries of the date of grant. Upon Mr. Oppenheimer’s resignation from the Board on November 9, 2006, 55,000 shares awarded on October 5, 2006 were forfeited. The amount in the table includes $367,369 in compensation expense we incurred in 2006 for Mr. Oppenheimer in connection with this grant.

(i)
We granted options to purchase shares of our common stock to Mr. Ritchie in consideration of his service as a director. The amount in the table includes (a) $48,133 in compensation expense we incurred in 2006 for Mr. Ritchie in connection with the July 28, 2005 grant; and (b) $152,009 in compensation expense we incurred in 2006 for Mr. Ritchie in connection with the September 7, 2006 grant.

(j)
No options were granted to Mr. Skryanz for his service as a director. The amount in this table includes $2,649 in compensation expense we incurred in 2006 for Mr. Skryanz in connection with the December 7, 2006 grant.

(4)	Mr. Ditoro, who is currently serving as a director, served as a director from July 28, 2005 through August 10, 2006 and again became a director on September 7, 2006.

(5)	Mr. Klett, who is currently serving as a director, was elected a director on December 7, 2006.

(6)	Mr. Goodman was elected to the Board of Directors on July 28, 2005 and served as a director from August 10, 2005 through September 28, 2006.

(7)	Mr. Oppenheimer served as a director from October 1, 2006 through November 9, 2006.

(8)	Mr. Langberg served as a director from February 28, 2005 through June 12, 2006. We granted no options to Mr. Langberg in 2006, and no options were outstanding at December 31, 2006.

(9)
During 2006, we paid Mr. Langberg a $400,000 performance bonus, 2005 consulting fees of $4,353, 2006 consulting fees of $135,000 and termination fees of $45,000. We also paid $27,496 in health insurance and benefits on his behalf. On December 20, 2006, we agreed to issue to him a fully vested five-year warrant to purchase 125,000 shares of our common stock at an exercise price of $8.32, and, in connection with that warrant, we recognized a $60,439 compensation expense in 2006. (On an accrual basis, our audited financial statements reflect an additional $190,000 in termination fees payable as of December 31, 2006, less $4,353 of 2005 consulting fees.) Mr. Langberg received no compensation as a member of the board of directors. For more information about our payments to Mr. Langberg, please see “Certain Relationships and Related Transactions.”

(10)	Mr. Ritchie served as a director from July 28, 2005 through September 28, 2006.

(11)	Mr. Skryanz served as a director from February 2, 2005 through October 5, 2006.

(12)	The amount represents wages paid to Mr. Skryanz as our Treasurer during 2006.

We compensate non-employee members of the board through a mixture of cash and equity-based compensation. Commencing October 1, 2006, we adopted a policy of paying each independent, non-employee director a quarterly retainer of $5,000 for his services as a director.

On the date each independent, non-employee director is elected to the board of directors for his or her first time, our current policy is to grant to the director an option to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Directors also receive stock option grants for serving on the audit, governance, compensation and science committees. The number of shares underlying each annual option grant is: 25,000 shares for chairing the compensation, governance or science committees; 50,000 shares for chairing the audit committee; 15,000 shares for being a member of the governance, compensation or science committees; and 25,000 shares for being a member of the audit committee. Annual grants to reelected directors are at the discretion of the board. Directors who are also our employees do not receive cash or equity compensation for service on the board in addition to compensation payable for their service as our employees.

Directors who are also our employees do not receive cash or equity compensation for service on the board in addition to compensation payable for their service as our employees.

Change-in-Control Arrangements

The Plan provides that if and only to the extent provided in the award agreement, or to the extent otherwise determined by the compensation committee, subject to certain limitations, on the occurrence of a “Change-in-Control”, (a) any option or stock appreciation right that was not previously vested and exercisable as of the time of the Change-in-Control, shall become immediately vested and exercisable, (b) any restrictions, deferral of settlement, and forfeiture conditions applicable to a restricted stock award, deferred stock award or an other stock-based award subject only to future service requirements granted under the Plan shall lapse and such awards shall be deemed fully vested as of the time of the Change-in-Control, and (c) with respect to any outstanding award subject to achievement of performance goals and conditions under the Plan, the compensation committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change-in-Control.

For this purpose, a “Change-in-Control” includes:

•
consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving Xethanol or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of Xethanol, or the acquisition of assets or stock of another entity by Xethanol or any of its subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding voting securities of Xethanol immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns Xethanol or all or substantially all of our assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the voting securities of Xethanol, (B) no person (excluding any employee benefit plan (or related trust) of Xethanol or such corporation resulting from such Business Combination or any person that as of the effective date of the Plan owns beneficial ownership of a controlling interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of our incumbent board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;
•
the acquisition, directly or indirectly, by any person or related group of persons (other than Xethanol or a person that directly or indirectly controls, is controlled by, or is under common control with, Xethanol), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of our outstanding securities, with certain exceptions;

•
during any consecutive two-year period, individuals who at the beginning of that two-year period constituted the Board of Directors (together with any new directors whose election to the Board of Directors, or whose nomination for election by the stockholders of Xethanol, was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose elections or nominations for election were previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office; or

•	approval by our stockholders of a complete liquidation or dissolution of Xethanol.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Acquisition of Permeate Refining

In September 2001, Old Xethanol issued 1,000,000 shares of common stock to Robert and Carol Lehman, of Permeate Refining, Inc. as a “good faith” payment, under a non-binding letter of intent, in contemplation of the acquisition of Permeate. In July 2003, Old Xethanol completed the transaction and acquired Permeate. Old Xethanol, through its wholly owned subsidiary, Xethanol One, LLC, also acquired the real estate and some of the production facilities associated with Permeate’s operations from the Lehmans for a total price of $1,250,000, payable as follows: (a) a down payment of $125,000, which we made on July 9, 2003, and (b) a promissory note for the balance of $1,125,000, which bore interest at the simple interest rate of 9% per year with monthly payments due on the first day of each month commencing August 1, 2003 until June 1, 2006, the maturity date. Our obligations under the promissory note were secured by a mortgage on the Permeate real estate granted to Master’s Trust (an entity formed by the Lehmans).

Under an October 18, 2005 memorandum of agreement among the Lehmans, Master’s Trust and us, we entered into a mutual general release on January 23, 2006. Under release, we issued to the Lehmans a new $243,395 promissory note in exchange for the $1,125,000 promissory note and we issued 135,000 shares of our common stock to Master’s Trust in exchange for the full release and satisfaction of the mortgage on the Permeate real estate.

We repaid the new note in full on August 1, 2006, its maturity date. Interest was due monthly on the outstanding principal amount of the new note at a rate equal to 0.5% above the prime rate. We made monthly payments equal to $3,128 allocated between interest and principal based on the then-current prime rate.

Consulting Agreements with Jeffrey S. Langberg

In February 2005, we entered into a consulting services agreement with Jeffrey S. Langberg, then one of our directors, under which Mr. Langberg agreed to provide general business advisory services. Under this agreement, we agreed to pay Mr. Langberg a monthly consulting fee of $15,000 per month and a sign-on bonus of $225,000. Under the consulting agreement, Mr. Langberg was also eligible to receive performances bonuses at the discretion of the board of directors as well as equity-based awards under the Plan. Mr. Langberg agreed to waive any compensation otherwise payable to him while he was a director of our company. During 2005, Mr. Langberg earned $180,000 in consulting fees and $275,000 in bonuses. Including $194,147 he earned in 2004 that we paid him in 2005, we paid Mr. Langberg a total of $649,147 in 2005, and we provided him with health insurance coverage at a cost of $14,014 to us. (We also paid rent paid to an entity controlled by Mr. Langberg as described below under “Office Space.”) Mr. Langberg did not receive any compensation otherwise payable to him as a director in 2005.

On June 12, 2006, Mr. Langberg resigned from our board of directors. On that date, we issued to Mr. Langberg warrants to purchases 250,000 shares of common stock at an exercise price of $8.32 per share that were originally scheduled to vest upon the date on which NewEnglandXethanol, LLC has approved and commenced its initial project. For these purposes, the project was to be deemed to have been approved and commenced when (a) the project has been approved, (b) financing for construction of the project has been obtained and closed and (c) our chief executive officer has notified our board of directors or our compensation committee that conditions (a) and (b) have been met. Due to the contingent nature of these warrants, we did not reflect an expense for them in our financial statements. In September 2006, we entered into an agreement with Mr. Langberg that terminated our consulting agreement with him. Mr. Langberg continued to provide consulting services directly to our board of directors under the terms of the terminated agreement until December 20, 2006, when we entered into another agreement with Mr. Langberg that terminated the September 2006 agreement. In the December 20, 2006 agreement with Mr. Langberg, we agreed as follows:

•	to pay Mr. Langberg $15,000 on December 20, 2006 and $100,000 on January 2, 2007;
•
to pay him six monthly payments of $15,000 each, beginning on December 25, 2006 and continuing on the 25th day of each month thereafter through May 25, 2007 (in addition to payments in that amount previously made on September 25, 2006 and October 25, 2006), although we are longer using Mr. Langberg’s services as a consultant;

•	to cancel the warrants we granted to him on June 12, 2006, and to issue to him a fully vested five-year warrant to purchase 125,000 shares of our common stock at an exercise price of $8.32;
•	to continue paying or reimbursing him for health insurance through May 25, 2007; and
•	to amend the sublease arrangement with a company controlled by Mr. Langberg to reflect the terms described in “Office Space” below.

During 2006, we paid Mr. Langberg a $400,000 performance bonus, consulting fees of $139,353 (including $4,353 in consulting fees he earned in 2005) and termination fees of $45,000. We also paid $27,496 in health insurance and benefits on his behalf. In connection with the warrant we agreed to issue to Mr. Langberg on December 20, 2006, we recognized a $60,439 compensation expense for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R). (On an accrual basis, our audited financial statements reflect a $400,000 performance bonus, $135,000 in consulting fees, $235,000 in termination fees, a $60,439 compensation expense for the warrant, and $27,496 in health insurance and benefits.) Mr. Langberg received no compensation as a member of the board of directors in 2006. (We also paid rent paid to an entity controlled by Mr. Langberg as described below under “Office Space.”)

Office Space

In October 2004, Old Xethanol began sharing office space in New York City with other affiliated companies under a sublease with Xethanol Management Services, LLC, a single member limited liability company controlled by Jeffrey S. Langberg. Under this arrangement as amended pursuant to the December 20, 2006 agreement with Mr. Langberg described above, we are currently paying approximately $17,000 per month, plus reimbursements of other costs, in sublease payments on a month-to-month basis. Total payments under the sublease were $132,043 for the year ended December 31, 2006 and $99,806 for the year ended December 31, 2005.

Agreements with Northeast Securities, Inc.

William P. Behrens, a director, is the Vice Chairman of Northeast Securities, Inc., a multi-line financial services firm serving both institutional and individual clients. Under a placement agent agreement dated as of February 22, 2006 between Northeast and us, Northeast acted as our placement agent in connection with the private offering of our common stock and warrants to purchase common stock consummated on April 13, 2006. In consideration of Northeast’s services, on April 13, 2006 we paid Northeast $1,928,397 in cash and issued to Northeast and its designees warrants to purchase 606,938 shares of our common stock at an exercise price $4.50 per share, exercisable at any time until April 12, 2009. We issued warrants to purchase 35,000 shares of common stock to Mr. Behrens as a designee of Northeast. The warrants may be exercised on a “cashless” basis at any time and are otherwise exercisable on the same terms and conditions as, and are entitled to registration rights on the same terms as, the warrants issued to the investors in the April 2006 private placement. (Mr. Behrens also acquired in the private offering 22,223 shares of common stock, 4,445 Series A warrants and 2,223 Series B warrants on the same terms as the other investors in the private offering.)

On October 1, 2006, we entered into an advisory agreement with Northeast under which Northeast agreed, on a non-exclusive basis, to assist us in various corporate matters including advice relating to general capital raising, mergers and acquisition matters, recommendations relating to business operations and strategic planning. In consideration of these services, we agreed to pay Northeast an advisory fee of $10,000 per month during the term of the agreement and to reimburse Northeast for all necessary and reasonable out-of-pocket costs and expenses it incurred in the performance of its obligations under the agreement. The scheduled term of the agreement was one year, subject to earlier termination by us in the event of a material breach by Northeast of any of its obligations under the agreement. The agreement provided that if, within twelve months after the termination of the agreement, we either (a) consummate a financing transaction with any investor that Northeast introduced to us before the termination or (b) enter into a definitive agreement to consummate a financing transaction with any such investor and the financing transaction is consummated within six months thereafter, then we are obligated to pay Northeast a cash fee in line with industry standard rates (the “tail provision”). In the agreement, we also agreed to indemnify Northeast against any losses, claims, damages and liabilities it may incur as a result of its engagement as an advisor under the agreement, other than losses, claims, damages and liabilities resulting solely from Northeast’s gross negligence or willful misconduct. In May 2007, we informally amended our agreement with Northeast to eliminate the advisory fee of $10,000 per month, although Northeast continued to perform advisory services for us. On July 25, 2007, we formally agreed with Northeast to terminate the agreement, including the tail provision.

Reverse Merger

Xethanol Corporation is the successor to a corporation of the same name that was organized under the laws of Delaware on January 24, 2000. We refer to that predecessor corporation as “Old Xethanol.” In 2005, Old Xethanol structured a series of transactions to gain access to the capital markets. In connection with these transactions, which we collectively refer to as the reverse merger, Zen Pottery Equipment, Inc., a Colorado publicly traded corporation (“Zen”), organized Zen Acquisition Corp. as a wholly owned Delaware subsidiary (“Zen Acquisition”). Thereafter, under an agreement of merger and plan of reorganization dated as of February 2, 2005 among Zen, Zen Acquisition and Old Xethanol, Zen Acquisition merged with and into Old Xethanol, which then became a wholly owned subsidiary of Zen. Following an exchange of shares between the stockholders of Old Xethanol and Zen, Old Xethanol changed its name to Xethanol BioEnergy, Inc. Zen then discontinued its previous business activities, reincorporated as a Delaware corporation, changed its name to Xethanol Corporation, and succeeded to the business of Old Xethanol as its sole line of business.

Under the merger agreement, stockholders of Old Xethanol received in the merger approximately .88 of a share of our common stock for each share of Old Xethanol common stock they held. As a result, at closing we issued 9,706,781 shares of our common stock to the former stockholders of Old Xethanol, representing 74.0% of our outstanding common stock following the merger, in exchange for 100% of the outstanding capital stock of Old Xethanol. The consideration issued in the merger was determined as a result of arm’s-length negotiations between the parties. There were 1,874,303 shares of our common stock outstanding before giving effect to the stock issuances in the merger and the concurrent private offering of 1,190,116 shares of our common stock at a purchase price of $3.25 per share.

In November 2004, before the merger, Zen Zachariah Pool III, Zen’s Chief Executive Officer and President and a member of its board of directors, and Walter C. Nathan, Zen’s Chief Financial Officer and a member of its board of directors, sold options to purchase a total of 700,000 shares of Zen’s common stock owned by them at an exercise price of $0.20 per share as follows: (a) 250,000 options to a company controlled by the brother of Christopher d’Arnaud-Taylor, a director, officer and significant stockholder of Old Xethanol and currently one of our directors and our former Chairman, President and Chief Executive Officer; (b) 250,000 options to the mother-in-law of Jeffrey S. Langberg, a significant stockholder of Old Xethanol and our former director; and (c) 200,000 options to another significant stockholder of Old Xethanol. Each purchaser paid $10.00 for that purchaser’s options. Exercise of the options was conditional upon the closing of the private offering and reverse merger, and the options were exercisable at any time within 200 days after the closing of the reverse merger. On February 2, 2005, each of the company controlled by the brother of Mr. d’Arnaud-Taylor and the mother-in-law of Mr. Langberg entered into and consummated an agreement with a stockholder of Zen to purchase 100,000 shares of Zen’s common stock at a purchase price of $0.40 per share. Also in connection with the merger, each of Mr. d’Arnaud-Taylor and Mr. Langberg agreed to contribute or cause to be contributed 250,000 shares of our common stock to us for cancellation. We reflected those contributions to capital in connection with the reverse merger in the consolidated statements of changes in stockholder’s equity in the audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2006. Under our agreement with Mr. d’Arnaud-Taylor and Mr. Langberg, they each caused to be delivered share certificates for 250,000 shares to our transfer agent for cancellation. The shares were tendered by London Manhattan Securities Inc., a company controlled by Mr. d’Arnaud-Taylor, and by Mr. Jeffrey S. Langberg.

AUDIT COMMITTEE REPORT

Our audit committee of the board of directors operates under a written charter adopted by our board of directors, which is available on our website at www.xethanol.com. The audit committee is responsible for providing oversight of the independent audit process and the independent auditors, reviewing our financial statements and financial statements of our subsidiaries and discussing them with management and the independent auditors, reviewing and discussing with management and the independent auditors the adequacy and effectiveness of our internal accounting and disclosure controls and procedures, and providing legal and regulatory compliance and ethics programs oversight. The audit committee communicates regularly with our management, including our Chief Financial Officer, and with our auditors. The audit committee is also responsible for conducting an appropriate review of and pre-approving all related person transactions in accordance with the American Stock Exchange listing standards, and evaluating the effectiveness of the audit committee charter at least annually.

To comply with the Sarbanes-Oxley Act of 2002, our audit committee adopted a policy that pre-approves specified audit and tax-related services to be provided by our independent auditors. The policy forbids our independent auditors from providing the services enumerated in Section 201(a) of Sarbanes-Oxley.

In performing all of these functions, the audit committee acts only in an oversight capacity. The audit committee reviews our quarterly reporting on Form 10-QSB or Form 10-Q and annual reporting on Form 10-KSB or Form 10-K prior to filing with the SEC. In its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to generally accepted accounting principles.

The audit committee has discussed with Imowitz Koenig & Co., LLP, our independent registered public accounting firm, the matters required by statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and it has discussed with the independent auditors the independent auditors’ independence from the company and our management. The audit committee reported its findings to our board of directors.

Based on the reviews and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission. A copy of our Annual Report on Form 10-KSB, as amended, is part of the annual report to stockholders enclosed with these proxy materials.

The audit committee’s report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information contained in the report by reference, and it shall not be deemed filed under such acts.

THE AUDIT COMMITTEE

Gil Boosidan, Chairman
Robert L. Franklin
Edwin Klett

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO 2005 INCENTIVE COMPENSATION PLAN

Background and Purpose

The 2005 Incentive Compensation Plan, as amended and restated on August 10, 2006 (the “Plan”), currently provides that the total number of shares of common stock that may be subject to awards granted under the Plan is 4,000,000 shares, plus the number of shares with respect to which awards previously granted under the Plan are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements. On December 21, 2007, the Plan was amended to increase the number of shares of common stock available for awards under the Plan from 4,000,000 to 6,500,000, subject to stockholder approval.

The purpose of the Plan is to attract, motivate, retain and reward high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us or entities related to us by enabling those persons to acquire a proprietary interest in our company to align their interests with those of our stockholders. The Plan also provides those persons with performance incentives to expend their maximum efforts in creating stockholder value. By providing the opportunity to participate in our success and growth, we believe we encourage award recipients to continue their association with us or service to us.

As of December 11, 2007, the record date, the following awards were outstanding under the Plan: 317,070 shares of common stock; and stock options to purchase 5,245,000 shares of common stock. As explained below, the total number of awards currently outstanding under the Plan is 1,562,070 shares greater than the 4,000,000 share limit in the Plan. (This amount reflects stock options forfeited in the third quarter of 2007.) As described in greater detail below, if our stockholders do not approve this Proposal No. 2, then:

•	these excess options will be void, and our compensation committee will have to consider alternative incentives for the holders of these options; and
•	we will have no or a limited number of shares available for awards under the Plan in the future.

The total number of shares of common stock issuable on exercise of options granted on December 7, 2006, February 1, 2007 and June 19, 2007 exceeded the number of shares then available under the Plan by 1,652,070 shares (the “excess options”). The excess options were granted expressly subject to subsequent stockholder approval of an increase in the 4,000,000 limit in the Plan to cover those options. Specifically, on December 7, 2006, options to purchase 2,415,000 shares of our common stock were granted under the Plan to some of our officers, directors, employees and consultants. On that date, before the options were granted, there were 1,677,930 shares of common stock remaining available for awards under the Plan. Therefore, the number of shares issuable upon exercise of those options exceeded the number then available under the Plan by 737,070 shares, which represents approximately 30.5% of the shares issuable upon exercise of those options. Accordingly, the compensation committee of our board of directors has determined that each of those excess options is subject, on a pro rata basis, to approval by our stockholders of an amendment to the Plan to increase the number of shares available for awards under the Plan to cover those excess options. Subsequently, on February 1, 2007, options under the Plan to purchase 865,000 shares were granted to our new chief financial officer and to two new directors. On June 19, 2007, an option under the Plan to purchase 50,000 shares was granted to our new chief operating officer. The compensation committee determined that each of those options is subject to approval by our stockholders of an amendment to the Plan to increase the number of shares available for awards under the Plan to cover those excess options.

As described below in “Interest of Officers and Directors in the Amendment to the Plan; New Plan Benefits,” our executive officers and directors have an interest in the approval of the amendment to the Plan to cover the excess options, which will be void if our stockholders do not approve the amendment. Based on a price per share of $0.50, the closing price per share of our common stock on the American Stock Exchange on December 19, 2007, the exercise price of each excess option is currently higher than that closing price. Accordingly, the excess options are currently out-of-the-money, and the trading price of our common stock must increase substantially before the holders can realize any value from the options.

Proposal No. 2 will increase the number of shares of common stock available for awards under the Plan from 4,000,000 to 6,500,000. This increase will:

•	cover the 737,070 shares issuable upon exercise of the December 2006 options;
•	cover the 865,000 shares issuable upon exercise of the February 2007 options;
•	cover the 50,000 shares issuable upon exercise of the June 2007 options; and
•	provide an additional 937,930 shares for future awards.

Each of the option agreements with respect to the options granted in December 2006, February 2007 and June 2007 provides that the number of shares issuable upon exercise of the options, to the extent that such amount exceeded the number then available under the Plan, is subject to approval by our stockholders as noted above. If the stockholders do not approve the proposed amendment to the Plan:

•
the December 2006 options will be void to the extent (and only to the extent) that the number of shares issuable upon the exercise of those options exceeds the holder’s pro rata allocation of the 737,070 excess shares, and

•	all of the February 2007 options and June 2007 options will be void.

In that event, our compensation committee will consider alternative incentives for those option holders.

Stockholder approval of the amendment to the Plan is required:

•	to comply with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”);
•
for the Plan to be eligible under the “plan lender” exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act;

•	to comply with the incentive stock options rules under Section 422 of the Code; and
•	to comply with the stockholder approval requirements of the American Stock Exchange.

The Plan was originally approved by our board of directors on February 2, 2005 and by our stockholders at a special meeting of stockholders held on March 29, 2005. The Plan was subsequently amended after receiving stockholder approval at our 2006 annual meeting on August 10, 2006 for amendments proposed to stockholders at that meeting. The copy of the Plan attached to this proxy statement as Appendix A reflects those amendments (and an amendment to reflect that Xethanol Corporation is a Delaware corporation).

If our stockholders approve an amendment to the Plan to increase the number of shares of common stock available for awards under the Plan from 4,000,000 to 6,500,000, we intend to file with the SEC, within a reasonable time after our annual meeting, a registration statement on Form S-8 to register under the Securities Act the total number of shares of common stock that may be subject to awards granted under the Plan.

The following is a summary of certain principal features of the Plan as currently in effect. This summary is qualified in its entirety by reference to the complete text of the Plan attached to this proxy statement as Appendix A.

Shares Available for Awards; Annual Per-Person Limitations

Under the current Plan, the total number of shares of common stock that may be subject to the granting of awards under the Plan is 4,000,000 shares, plus the number of shares with respect to which awards previously granted under the Plan are forfeited, expire, terminate without being exercised or are settled with property other than shares, and the number of shares that are surrendered in payment of any awards or any tax withholding requirements.

Awards with respect to shares that are granted to replace outstanding awards or other similar rights that are assumed or replaced by awards under the Plan pursuant to the acquisition of a business are not subject to, and do not count against, the foregoing limit.

In addition, the Plan imposes individual limitations on the amount of certain awards in part to comply with Section 162(m) of the Code. Under these limitations, the maximum amount that may be earned by any one participant as a performance award in respect of a performance period of one year is $1,000,000, and in respect of a performance period greater than one year is $1,000,000 multiplied by the number of full years in the performance period. A “performance award” is any grant of a unit valued by reference to a designated amount of property (including cash) other than shares of common stock. The foregoing limits do not apply to stock options.

The compensation committee of our board of directors administers the Plan. The committee is authorized to adjust the limitations described above and is authorized to adjust outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) if a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the Plan are the officers, directors, employees and independent contractors of us and of our related entities. An employee on leave of absence may be considered as still in our employ or in the employ of a related entity for purposes of eligibility for participation in the Plan.

Administration

Our board of directors selects the committee that will administer the Plan, and it has designated the compensation committee to act as the “Committee” under the Plan. (Accordingly, in the remainder of this section of the proxy statement, the term “committee” refers to the compensation committee of our board of directors.) All committee members must be “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m) of the Code, and “independent” within the meaning of Section 121A of the Amex Company Guide or the rules of any other national securities exchange on which any of our securities may be listed for trading in the future. Except as otherwise required to comply with Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, however, our board of directors may exercise any power or authority granted to the committee. Subject to the terms of the Plan, the committee is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of common stock to which awards will relate, specify times at which awards will be exercisable or settleable (including performance conditions that may be required as a condition of settlement), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Plan and make all other determinations that may be necessary or advisable for the administration of the Plan.

Stock Options and SARS

The committee is authorized to grant stock options, including both incentive stock options (or ISOs), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The committee is also authorized to grant SARs entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise (or the “change in control price,” as defined in the Plan, following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the committee, but in the case of an ISO must not be less than the fair market value of a share of common stock on the date of grant. For purposes of the Plan, the term “fair market value” means the fair market value of the common stock, awards or other property as determined by the committee or under procedures established by the committee. Unless otherwise determined by the committee or our board of directors, the fair market value of the common stock as of any given date must be the closing sales price per share of common stock as reported on the principal stock exchange or market on which the common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment or service generally are fixed by the committee except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months (or that the committee otherwise determines will not result in a financial accounting charge to us), outstanding awards or other property having a fair market value equal to the exercise price, as the committee may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the committee. SARs granted under the Plan may include “limited SARs” exercisable for a stated period of time following a change in control of the company or upon the occurrence of some other event specified by the committee, as discussed below.

Restricted and Deferred Stock

The committee is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of common stock that may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment or service, before the end of a restricted period specified by the committee. A participant granted restricted stock generally has all of the rights of a stockholder, unless otherwise determined by the committee. An award of deferred stock confers upon a participant the right to receive shares of common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified restricted period. Before settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The committee is authorized to grant dividend equivalents, which confer on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of our obligations to pay cash under the Plan or other plans or compensatory arrangements, subject to such terms as the committee may specify.

Other Stock-Based Awards

The committee is authorized to grant awards under the Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Those awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon our performance or any other factors designated by the committee, and awards valued by reference to the book value of shares of common stock or the value of securities of or the performance of specified subsidiaries or business units. The committee determines the terms and conditions of these awards.

Performance Awards

The right of a participant to exercise or receive a grant or settlement of an award, and the timing of any such event, may be subject to such performance conditions (including subjective individual goals) as the committee may specify. In addition, the Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of common stock or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the committee expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the committee, be subject to provisions that should qualify such awards as

“performance-based compensation” not subject to the limitation on tax deductibility by us under Section 162(m) of the Code. For purposes of Section 162(m) of the Code, the term “covered employee” means our chief executive officer and each other person whose compensation is required to be disclosed in our filings with the SEC by reason of that person being among our three highest compensated as of the end of a taxable year (other than the principal executive officer or the principal financial officer). If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance award intended to qualify under Section 162(m) of the Code is to be exercised by the committee, not our board of directors.

Subject to the requirements of the Plan, the committee will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In establishing performance goals for performance awards to “covered employees” that are intended to qualify under Section 162(m) of the Code, the committee must use one or more of the following business criteria for the company, on a consolidated basis, and/or for related entities, or for our business or geographical units or the business or geographical units of a related entity (except with respect to the total stockholder return and earnings per share criteria):

•	earnings per share;
•	revenues or margin;
•	cash flow;
•	operating margin;
•	return on net assets;
•	return on investment;
•	return on capital;
•	return on equity;
•	economic value added;
•	direct contribution;
•	net income; pretax earnings;
•	earnings before interest, taxes, depreciation and amortization;
•	earnings after interest expense and before extraordinary or special items; operating income;
•	income before interest income or expense, unusual items and income taxes, local, state or Federal and excluding budgeted and actual bonuses which might be paid under any of our ongoing bonus plans;
•	working capital;
•	management of fixed costs or variable costs;
•	identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures;
•	total stockholder return;
•	debt reduction; and
•
any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

The committee may exclude the effect of an event or occurrence that the committee determines should appropriately be excluded, including without limitation:

•	restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges;
•	an event either not directly related to our operations or not within the reasonable control of our management; or
•	a change in accounting standards required by generally accepted accounting principles.

In granting performance awards, the committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the Plan, including, for example, total stockholder return, net income, pretax earnings, EBITDA, earnings per share, and return on investment. During the first 90 days of a performance period, the committee will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.

After the end of each performance period, the committee will determine (a) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools, and (b) the amount of any other potential performance awards payable to participants in the Plan. The committee may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards

Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the committee. The committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The committee is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of our obligations under the Plan. The committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 of the Exchange Act.

Awards under the Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The committee may, however, grant awards in exchange for other awards under the Plan or under other company plans, or other rights to payment from us, and may grant awards in addition to and in tandem with such other awards or rights.

Acceleration of Vesting; Change in Control

The committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and, if so provided in the award agreement, vesting shall occur automatically in the case of a “change in control” of the company, as defined in the Plan (including the cash settlement of SARs and “limited SARs” which may be exercisable in the event of a change in control). In addition, the committee may provide in an award agreement that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any “change in control.” Upon the occurrence of a change in control, if so provided in the award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined “change in control price,” which will be the higher of (x) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all of our assets, or (y) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control.

Amendment and Termination

Our board of directors may amend, alter, suspend, discontinue or terminate the Plan or the committee’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the Plan that might increase the cost of the Plan or alter the eligibility of persons to receive awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. The Plan will terminate at the earliest of (a) the time when no shares remain available for issuance under the Plan, (b) termination of the Plan by our board of directors, or (c) February 2, 2015. Awards outstanding upon expiration of the Plan remain in effect until they have been exercised or terminated, or have expired.

Federal Income Tax Consequences of Awards

The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is our employee or an employee of a related entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on the exercise of an option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If the optionee receives certificated or uncertificated shares in number equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the certificated or uncertificated shares received in exchange will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that the amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Incentive Stock Options

The Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the Code, which we refer to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised (and the optionee was our employee at all times during the period beginning on the date the option was granted and ending on the day three months before exercise) (the “Required Holding Period”), then the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on the exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or an exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the excess, if any, of the amount realized on the sale over the exercise price. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. If there is a Disqualifying Disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

Stock Appreciation Rights

We may grant SARs separate from any other award, which we refer to as Stand-Alone SARs, or in tandem with options, which we refer to as Tandem SARs, under the Plan. Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, we are not allowed any Federal income tax deduction upon the grant or termination of Stand-Alone SARs or Tandem SARs. Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, we will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the dividend equivalent award received. We generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A

Section 409A of the Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans,” including new rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health. These new rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A of the Code fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these new rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income. Some of the types of awards that may be granted under the Plan may constitute deferred compensation subject to the requirements of Section 409A of the Code, including discounted stock options, deferred stock and SARs. We intend that any award agreement that will govern awards subject to Section 409A of the Code will comply with these new rules.

Section 162(m) Limitations

The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1,000,000. Compensation that qualifies as “performance-based compensation” is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such options, will qualify as such “performance-based compensation,” so that such options will not be subject to the deductibility cap of $1,000,000 million provided under Section 162(m) of the Code. Future changes in Section 162(m) of the Code or the regulations under the Code may adversely affect our ability to ensure that options under the Plan will qualify as “performance-based compensation” that is fully deductible by us under Section 162(m) of the Code.

Importance of Consulting Tax Adviser

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.

Interest of Officers and Directors in the Amendment to the Plan; Plan Benefits

Our executive officers and directors have an interest in the approval of an amendment to the Plan to cover the options listed in the following tables, which options will be void if the stockholders do not approve the amendment. The tables provide additional information about the options granted under the Plan on December 7, 2006, February 1, 2007 and June 19, 2007, subject to stockholder approval of an amendment to the Plan to increase the number of shares available for award under the Plan to cover those options. Under applicable SEC rules, the tables provide information required to be disclosed about our “named executive officers,” which include former executive officers, and about certain other groups of executive officers, directors and employees. The information included in the tables relates solely to the options granted under the Plan on December 7, 2006, February 1, 2007 and June 19, 2007, subject to stockholder approval. In addition, although we cannot currently determine the number of shares of common stock that may be subject to awards granted in the future to our executive officers or directors under the Plan, each of our executive officers and directors has an interest in the approval of the amendment to the Plan insofar as he is eligible to receive future awards under the Plan. The first table describes, in a format mandated by the SEC, the “new plan benefits” resulting from the amendment to the Plan.

NEW PLAN BENEFITS

Name and Position	Dollar Value ($)	Number of Options

David Ames President and Chief Executive Officer	(1)	411,750

Christopher d’Arnaud-Taylor Former President and Chief Executive Officer	(1)	30,500

Louis B. Bernstein Former President and Interim Chief Executive Officer	0	0

Lawrence Bellone Former Executive Vice President, Corporate Development, Former Chief Financial Officer	(1)	30,500

Thomas Endres Chief Operating Officer and Executive Vice President, Operations	(1)	80,500

Executive Officer Group (composed of only current executive officers)	(1)	917,250	(2)

Non-Executive Director Group (composed of current directors who are not executive officers)	(1)	604,700	(3)

Non-Executive Officer Employee Group (composed of all employees, including all current officers who are not executive officers)	(1)	99,125

(1)
The exercise price of options granted under the Plan on December 7, 2006 was $2.44 per share, on February 1, 2007 was $2.79 per share, and on June 19, 2007 was $1.19 per share, in each case equal to the closing price of our common stock on the American Stock Exchange on that date. The value of the options will equal the difference between the exercise price of such options and the market price of our common stock on the date of exercise of an option. Accordingly, the value to the recipient is not determinable until the option is exercised. These options are contingent on stockholder approval of Proposal No. 2. For more information about these options, please see the table below.

(2)
Includes 411,750 shares of common stock issuable to Mr. Ames, our chief executive officer, on the exercise of the excess options granted on December 7, 2006; 425,000 shares of common stock issuable to Mr. Flicker, our chief financial officer, on the exercise of the excess options granted on February 1, 2007; and 30,500 and 50,000 shares of common stock issuable to Mr. Endres, our chief operating officer, on the exercise of the excess options granted on December 7, 2006 and June 19, 2007, respectively.

(3)
Includes 30,500 shares of common stock issuable to Mr. Bellone on the exercise of the excess options granted on December 7, 2006; 200,000 shares of common stock issuable to Mr. Boosidan on the exercise of the excess options granted on February 1, 2007; 38,125 and 15,000 shares of common stock issuable to Mr. Ditoro on the exercise of the excess options granted on December 7, 2006 and February 1, 2007, respectively; 200,000 shares of common stock issuable to Mr. Franklin on the exercise of the excess options granted on February 1, 2007; 65,575 and 25,000 shares of common stock issuable to Mr. Klett on the exercise of the excess options granted on December 7, 2006 and February 1, 2007, respectively; and 30,500 shares of common stock issuable to Mr. d’Arnaud-Taylor on the exercise of the excess options granted on December 7, 2006.

The following table describes for each named option grantee:

•	the number of shares of our common stock underlying the options granted under the Plan on December 7, 2006, February 1, 2007 and June 19, 2007, subject to stockholder approval; and
•	the exercise prices, expiration dates and the market value of the securities underlying the options as of the latest practicable date.

The only consideration we will receive for the granting of the options is continued employment or service as a director and, on exercise, the exercise price of the option. The options vest up to three years from the date of grant based on an exercise schedule, as provided in each of option agreements covering the options. The Federal income tax consequences of the issuance and exercise of the options to the recipient and to us are described above in “Federal Income Tax Consequences of Awards.”

Based on a price per share of $0.50, the closing price per share of our common stock on the American Stock Exchange on December 19, 2007, the exercise price of each option in the table is currently higher than that closing price. Accordingly, the options are currently out-of-the-money, and the trading price of our common stock must increase substantially before the holders can realize any value from the options. The amount shown in the last column in the table is the current value of the shares underlying the options of each holder and does not reflect that the holder would have to pay substantially more than that amount to exercise the options and obtain the shares.

The following table provides more detailed information about the excess options:

Name and Position	Date of Grant	Number of Common Shares Underlying Excess Options (1)	Exercise Price ($)(2)	Expiration Date	Recent Market Value of Common Shares Underlying Excess Options ($)(3)

David R. Ames President and CEO, Current Director and Nominee	Dec. 7, 2006	411,750	2.44	Dec. 7, 2011	205,875

Christopher d’Arnaud-Taylor Former President and CEO	Dec. 7, 2006	30,500	2.44	Dec. 7, 2016	15,250

Louis B. Bernstein Former President and Interim CEO	—	—	—	—	—

Lawrence S. Bellone Former Executive Vice President - Corporate Development, Former CFO	Dec. 7, 2006	30,500	2.44	Dec. 7, 2011	15,250

Thomas Endres	Dec. 7, 2006	30,500	2.44	Dec. 7, 2011	15,250
Chief Operating Officer and Executive Vice President, Operations	June 19, 2007	50,000	1.19	June 19, 2012	25,000

Gil Boosidan Current Director and Nominee	Feb. 1, 2007	200,000	2.79	Feb. 1, 2017	100,000

Richard D. Ditoro	Dec. 7, 2006	38,125	2.44	Dec. 7, 2016	19,063
Current Director and Nominee	Feb. 1, 2007	15,000	2.79	Feb. 1, 2017	7,500

Robert L. Franklin Current Director and Nominee	Feb. 1, 2007	200,000	2.79	Feb. 1, 2017	100,000

Edwin L. Klett	Dec. 7, 2006	65,575	2.44	Dec. 7, 2016	32,788
Current Director and Nominee	Feb. 1, 2007	25,000	2.79	Feb. 1, 2017	12,500

Executive Officer Group	Dec. 7, 2006	442,250	2.44	—	221,125
(composed of only current executive officers) (4)	Feb. 1, 2007	425,000	2.79	—	212,500
	June 19, 2007	50,000	1.19	—	25,000

Non-Executive Director Group	Dec. 7, 2006	164,700	2.44	—	82,350
(composed of current directors who are not executive officers) (5)	Feb. 1, 2007	440,000	2.79	—	220,000

Non-Executive Officer Employee Group (composed of all employees, including all current officers who are not executive officers)	Dec. 7, 2006	99,125	2.44	—	49,563

(1)
This column reflects the number of shares issuable upon exercise of those options, which exceeded the number then available under the Plan, subject to approval by our stockholders as noted above (pro rata allocation of the 737,070 excess shares for the December 2006 options and all of the February 2007 options and June 2007 options).

(2)	The exercise price of each option in this column is equal to the closing price per share of our common stock on the date of grant as reported by the American Stock Exchange.

(3)
Based on a price per share of $0.50, the closing price per share of our common stock on the American Stock Exchange on December 19, 2007. In each case, the exercise price of the options is currently higher than that closing price, which means that as of that date, the options are out-of-the-money. Accordingly, this column does not reflect that the holder would have to pay substantially more than the amount in this column to exercise the options and obtain the shares.

(4)
Reflects 411,750 shares of common stock issuable to Mr. Ames, our chief executive officer, on the exercise of the excess options granted on December 7, 2006; 425,000 shares of common stock issuable to Mr. Flicker, our chief financial officer, on the exercise of the excess options granted on February 1, 2007; and 30,500 and 50,000 shares of common stock issuable to Mr. Endres, our chief operating officer, on the exercise of the excess options granted on December 7, 2006 and June 19, 2007, respectively.

(5)
Reflects 30,500 shares of common stock issuable to Mr. Bellone on the exercise of the excess options granted on December 7, 2006; 200,000 shares of common stock issuable to Mr. Boosidan on the exercise of the excess options granted on February 1, 2007; 38,125 and 15,000 shares of common stock issuable to Mr. Ditoro on the exercise of the excess options granted on December 7, 2006 and February 1, 2007, respectively; 200,000 shares of common stock issuable to Mr. Franklin on the exercise of the excess options granted on February 1, 2007; 65,575 and 25,000 shares of common stock issuable to Mr. Klett on the exercise of the excess options granted on December 7, 2006 and February 1, 2007, respectively; and 30,500 shares of common stock issuable to Mr. d’Arnaud-Taylor on the exercise of the excess options granted on December 7, 2006.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected Imowitz Koenig & Co., LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2007, and our board of directors has further directed that management should submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the annual meeting. Imowitz Koenig has audited our financial statements since February 2, 2005. Imowitz Koenig audited the financial statements of our predecessor Xethanol Corporation from January 24, 2000 (inception) through February 2, 2005. A representative of Imowitz Koenig is expected to be present at the annual meeting to make a statement, if he or she so desires, and to answer any appropriate questions.

We retained Imowitz Koenig as our new independent public accounting firm, dismissing Cordovano and Honeck, P.C., on February 2, 2005. The dismissal of Cordovano and Honeck, P.C. and the engagement of Imowitz Koenig as our independent public accounting firm for the fiscal year ending December 31, 2005 were approved by our board of directors at a meeting held on February 2, 2005.

The reports of Cordovano and Honeck, P.C. on our financial statements for each of the two fiscal years ended June 30, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the fiscal year ended June 30, 2004 contained an explanatory paragraph to the effect that a majority of our sales were to a related party and, therefore, not arms’ length transactions. In connection with the audits of our financial statements for each of the two fiscal years ended June 30, 2004 and 2003, and through February 2, 2005, there were no disagreements with Cordovano and Honeck, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cordovano and Honeck, P.C., would have caused Cordovano and Honeck, P.C. to make reference to the matter in its reports.

During our most recent two fiscal years, there were no disagreements with Imowitz Koenig on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of with Imowitz Koenig, would have caused Imowitz Koenig to make reference to the subject matter of the disagreements in connection with its respective reports. Imowitz Koenig’s report on the financial statements for the two fiscal years ended December 31, 2005 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During our most recent two fiscal years, there were no “reportable events” as such term is described in Item 304 (a)(1)(v) of Regulation of S-K.

Stockholder ratification of the appointment of Imowitz Koenig as our independent registered public accounting firm is not required by our bylaws or other governing documents. Even if the stockholders do ratify the appointment, our audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of us and our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF IMOWITZ KOENIG & CO., LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Independent Registered Public Accounting Firm’s Fees

The following table shows the aggregate fees billed by Imowitz Koenig, our independent registered public accounting firm, for audit and other services provided for the years ended December 31, 2006 and December 31, 2005.

Year	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees (3)	All Other Fees	Total Fees

2006	$338,246	$81,690	$64,175	—	$484,111
2005	77,000	47,505	38,796	—	163,301

(1)
“Audit Fees” consist of fees for professional services provided in connection with the audit of our annual financial statements included in our annual reports on Form 10-K or 10-KSB, review of financial statements included in our quarterly reports on Form 10-Q or 10-QSB, and audit services provided in connection with other statutory or regulatory filings.

(2)
“Audit Related Fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” During 2006, these services included consulting services and accounting research services related to our registration statements and our current reports on Form 8-K.

(3)	“Tax Fees” consist of fees associated with tax compliance, including tax return preparation.

Pre-Approval Policies and Procedures

Applicable SEC rules require our audit committee to pre-approve audit and non-audit services provided by our independent registered public accounting firm. On November 28, 2005, our audit committee began pre-approving all services by Imowitz Koenig and has pre-approved all new services since that time.

Our audit committee pre-approves all audit and non-audit services to be performed for us by our independent registered public accounting firm. Our audit committee does not delegate its responsibilities under the Exchange Act to our management. Our audit committee has determined that the rendering of the services other than audit services by Imowitz Koenig is compatible with maintaining Imowitz Koenig’s independence.

OTHER MATTERS

Our board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the annual meeting other than that referred to in this proxy statement. If any other business properly comes before the annual meeting, the person named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with his best judgment.

By Order of the Board of Directors,

/s/ Gary Flicker

Gary Flicker
Chief Financial Officer

New York, New York
December 27, 2007

Appendix A

XETHANOL CORPORATION

2005 INCENTIVE COMPENSATION PLAN
As Amended Effective August 10, 2006

1. Purpose. The purpose of this XETHANOL CORPORATION 2005 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Xethanol Corporation, a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Share granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined with related terms in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent.”

(j) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(k) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(l) “Covered Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(m) “Deferred Stock” means a right to receive Shares, including Restricted Stock, cash or a combination thereof, at the end of a specified deferral period.

(n) “Deferred Stock Award” means an Award of Deferred Stock granted to a Participant under Section 6(e) hereof.

(o) “Director” means a member of the Board or the board of directors of any Related Entity.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Discounted Option” means any Option awarded under Section 6(b) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(r) “Discounted Stock Appreciation Right” means any Stock Appreciation Right awarded under Section 6(c) hereof with an exercise price that is less than the Fair Market Value of a Share on the date of grant.

(s) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(t) “Effective Date” means the effective date of the Plan, which shall be February 2, 2005.

(u) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(v) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(x) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(y) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s position, authority, duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose any action not taken in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant, or any action taken with the consent of the Participant; or (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than any failure not occurring in bad faith and which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant.

(z) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(aa) “Independent,” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(bb) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) of the Plan.

(cc) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(dd) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(ee) “Option Proceeds” means the cash actually received by the Company for the exercise price in connection with the exercise of Options that are exercised after the Effective Date of the Plan, plus the maximum tax benefit that could be realized by the Company as a result of the exercise of such Options, which tax benefit shall be determined by multiplying (i) the amount that is deductible for Federal income tax purposes as a result of any such option exercise (currently, equal to the amount upon which the Participant’s withholding tax obligation is calculated), times (ii) the maximum Federal corporate income tax rate for the year of exercise. With respect to Options, to the extent that a Participant pays the exercise price and/or withholding taxes with Shares, Option Proceeds shall not be calculated with respect to the amounts so paid in Shares.

(ff) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

(gg) “Outside Director” means a member of the Board who is not an Employee.

(hh) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ii) “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Section 6(h).

(jj) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(kk) “Performance Share” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ll) “Performance Unit” means any grant pursuant to Section 6(h) of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(mm) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(nn) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by Board in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(oo) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(pp) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(qq) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(rr) “Shareholder Approval Date” means the date on which this Plan is approved shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed on quoted, and other laws, regulations and obligations of the Company applicable to the Plan.

(ss) “Shares” means the shares of common stock of the Company, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(tt) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(uu) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(vv) “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 4,000,000. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Award. No Award may be granted if the number of Shares to be delivered in connection with such an Award or, in the case of an Award relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights), the number of Shares to which such Award relates, exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 4(c)(v) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Shares reacquired by the Company on the open market using Option Proceeds shall be available for Awards under the Plan. The increase in Shares available pursuant to the repurchase of Shares with Option Proceeds shall not be greater than the amount of such proceeds divided by the Fair Market Value of a Share on the date of exercise of the Option giving rise to such Option Proceeds.

(iv) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(v) Any Shares that again become available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(vi) Notwithstanding anything in this Section 4(c) to the contrary and solely for purposes of determining whether Shares are available for the delivery of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(c) that, if taken into account, would cause the Plan to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.

5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. The maximum dollar value payable to any one Participant with respect to Performance Units is (x) $1,000,000 with respect to any 12 month Performance Period, and (y) with respect to any Performance Period that is more than 12 months, $1,000,000 multiplied by the number of full years in the Performance Period.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous

Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of applicable law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of the Sarbanes-Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Deferred Stock Award. The Committee is authorized to grant Deferred Stock Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Deferred Stock Award shall occur upon expiration of the deferral period specified for such Deferred Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Deferred Stock Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Deferred Stock Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Deferred Stock Award, a Deferred Stock Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock Award), the Participant’s Deferred Stock Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Deferred Stock Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Deferred Stock Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, any Dividend Equivalents that are granted with respect to any Deferred Stock Award shall be either (A) paid with respect to such Deferred Stock Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock Award and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than 12 months nor longer than five years. Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered).

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the U.S. Securities and Exchange Commission thereunder, and all applicable rules of the Nasdaq Stock Market or any national securities exchange on which the Company’s securities are listed for trading and, if not listed for trading on either the Nasdaq Stock Market or a national securities exchange, then the rules of the Nasdaq Stock Market. The settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

8. Code Section 162(m) Provisions.

(a) Covered Employees. The Committee, in its discretion, may determine at the time an Award is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, that the provisions of this Section 8 shall be applicable to such Award.

(b) Performance Criteria. If an Award is subject to this Section 8, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; and (13) debt reduction. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. The Committee may exclude the impact of an event or occurrence which the Committee determines should appropriately be excluded, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the

Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(c) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a Performance Period no shorter than 12 months and no longer than five years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

(d) Adjustments. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8. The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification. No Participant shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Code Section 162(m).

9. Change in Control.

(a) Effect of “Change in Control.” Subject to Section 9(a)(iv), and if and only to the extent provided in the Award Agreement, or to the extent otherwise determined by the Committee, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Deferred Stock Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, then each outstanding Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall not be accelerated as described in Sections 9(a)(i), (ii) and (iii). For the purposes of this Section 9(a)(iv), an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) Definition of “Change in Control.” Unless otherwise specified in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change of Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; or (z) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Corporate Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption or substitution for, as those terms are defined in Section 9(b)(iv) hereof, the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted), and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to shareholder approval, but may not be exercised or otherwise settled in the event the shareholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

XETHANOL CORPORATION

1185 Avenue of the Americas, 20th Floor
New York, New York 10036

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
ANNUAL MEETING OF STOCKHOLDERS, JANUARY 22, 2008

The stockholders(s) who sign this proxy card on the reverse side appoint David R. Ames and Gary Flicker, and each of them, as proxies, with full power of substitution, for and in their name(s), to vote all shares of common stock of Xethanol Corporation that such person(s) hold of record at the annual meeting of stockholders to be held on Tuesday, January 22, 2008, at 1:00 p.m., E.S.T., at the company’s headquarters located at 1185 Avenue of the Americas, 20th Floor, New York, New York and at any adjournment of the meeting. The signing stockholder(s) acknowledge receipt of the Notice of Annual Meeting and Proxy Statement and direct the proxies to vote as follows on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement and otherwise in their discretion on any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment of it, as provided in the Proxy Statement.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

# XETHANOL CORPORATION

January 22, 2008

**Please date, sign and mail your proxy card in the envelope provided as soon as possible.**

↓ Please detach along perforated line and mail in the envelope provided. ↓

**THE BOARD OF DIRECTORS OF RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NO. 2 AND NO. 3.**

**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

**PROPOSAL NO. 1: ELECTION OF DIRECTORS:**

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

**NOMINEES:**

- ○ David R. Ames
- ○ William P. Behrens
- ○ Gil Boosidan
- ○ Richard D. Ditoro
- ○ Robert L. Franklin
- ○ Edwin L. Klett

**INSTRUCTION:** **TO WITHHOLD AUTHORITY** to vote for any individual nominee, mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

**THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted by this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Shareholder ____________ Date ________ Signature of Shareholder ____________ Date ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.